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As filed with the Securities and Exchange Commission on April 21, 2003

Securities Act Registration No. 333-103745

Investment Company Registration No. 811-21280

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 /x/

Pre-Effective Amendment No. 2 /x/

Post-Effective Amendment No.  / /

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 /x/

AMENDMENT NO. 6 /x/

BLACKROCK PREFERRED OPPORTUNITY TRUST
(Exact Name of Registrant as Specified In Declaration of Trust)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

(888) 825-2257
(Registrant's Telephone Number, including Area Code)

Robert S. Kapito, President
BlackRock Preferred Opportunity Trust
40 East 52nd Street
New York, New York 10022
(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Leonard B. Mackey, Jr. Clifford Chance US LLP 200 Park Avenue New York, New York 10166-0153

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

AMPS, $.001 par value	8,832	$25,000	$220,800,000	$17,862.72(1)

(1)
Previously paid.

        The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(c) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(c), may determine.

BLACKROCK PREFERRED OPPORTUNITY TRUST

CROSS REFERENCE SHEET

Part A—Prospectus

Items in Part A of Form N-2		Location in Prospectus

Item 1.	Outside Front Cover	Cover page
Item 2.	Cover Pages; Other Offering Information	Cover page
Item 3.	Fee Table and Synopsis	Prospectus Summary
Item 4.	Financial Highlights	Financial Highlights (unaudited)
Item 5.	Plan of Distribution	Cover Page; Prospectus Summary; Underwriting
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds; The Trust's Investments
Item 8.	General Description of the Registrant	The Trust; The Trust's Investments; Risks; Description of AMPS; Certain Provisions in the Agreement and Declaration of Trust
Item 9.	Management	Management of the Trust; Custodian, Transfer Agent and Auction Agent
Item 10.	Capital Stock, Long-Term Debt, and Other Securities	Description of AMPS; Description of Common Shares; Certain Provisions in the Agreement and Declaration of Trust; Tax Matters
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Legal Opinions
Item 13.	Table of Contents of the Statement of Additional Information	Table of Contents for the Statement of Additional Information
Part B—Statement of Additional Information
Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Investment Objective and Policies; Investment Policies and Techniques; Other Investment Policies and Techniques; Portfolio Transactions and Brokerage
Item 18.	Management	Management of the Trust; Portfolio Transactions and Brokerage
Item 19.	Control Persons and Principal Holders of Securities	Management of the Trust
Item 20.	Investment Advisory and Other Services	Management of the Trust; Experts
Item 21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
Item 22.	Tax Status	Tax Matters
Item 23.	Financial Statements	Independent Auditors' Report; Financial Highlights (unaudited)
Part C—Other Information

Items 24-33 have been answered in Part C of this Registration Statement

Subject to Completion
Preliminary Prospectus dated April 14, 2003

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

$220,800,000

BlackRock Preferred Opportunity Trust

Auction Market Preferred Shares ("AMPS")
2,944 Shares, Series T7
2,944 Shares, Series W7
2,944 Shares, Series R7

Liquidation Preference $25,000 Per Share

        Investment Objective.    BlackRock Preferred Opportunity Trust (the "Trust") is a recently organized, nondiversified, closed-end management investment company. The Trust's investment objective is to seek high current income consistent with capital preservation.

        Portfolio Contents.    Under normal market conditions, the Trust will invest:

  •
  at least 80% of its Managed Assets (as defined herein) in preferred securities;

  •
  up to 20% of its Managed Assets in securities other than preferred securities, including municipal bonds and other debt securities, convertible securities and common stocks;

  •
  up to 20% of its Managed Assets in preferred or other securities that at the time of investment are rated below investment grade (Ba/BB or B) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGrawHill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch") or that are unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds;"

  •
  at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector; and

  •
  up to 35% of its Managed Assets in U.S. dollar denominated securities of foreign issuers traded or listed on a U.S. securities exchange.

        The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which is eligible for the "Dividends Received Deduction," and "trust" preferred securities, the dividend income from which is not deductible. Initially, the Trust expects to invest approximately 30% of its Managed Assets in traditional preferred securities and approximately 70% of its Managed Assets in trust preferred securities although the percentages may vary over time. There can be no assurance that the Trust will achieve its investment objective. See "The Trust's Investments" and "Risks."

See "Risks" on pages 22 to 29 for factors that should be considered before investing in the AMPS of the Trust. The minimal purchase amount of the AMPS is $25,000.

	Per Share(2)	Total
Public offering price	$25,000	$
Sales load	$	$
Estimated offering expenses	$	$
Proceeds, after expenses, to the Trust(1)	$	$

(1)
The Trust, its investment advisor, BlackRock Advisors, Inc., and its investment sub-advisor, BlackRock Financial Management, Inc., have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

(2)
Rounded to the nearest penny.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        The Underwriters are offering the AMPS subject to various conditions. The Underwriters expect to deliver the AMPS to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about            , 2003.

Merrill Lynch & Co.
Prudential Securities
Lehman Brothers

The date of this prospectus is            , 2003.

        The Trust's AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        The Trust is offering 2,944 shares of Series T7 Auction Market Preferred Shares, 2,944 shares of Series W7 Auction Market Preferred Shares and 2,944 shares of Series R7 Auction Market Preferred Shares. The shares are referred to in this prospectus as "AMPS." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of "AAA" from S&P and Fitch.

        The dividend rate for the initial dividend rate period will be            for Series T7,          for Series W7 and          for Series R7. The initial rate period is from the date of issuance through                  , 2003 for Series T7,                   , 2003 for Series W7 and                  , 2003 for Series R7. For subsequent rate periods, AMPS pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

        The AMPS are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the AMPS and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.

        AMPS are not listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this secondary market, and this market may not provide you with liquidity.

        You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the AMPS and retain it for future reference. A Statement of Additional Information, dated                    , 2003, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 48 of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the Underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Trust's business, financial condition and prospectus may have changed since that date.

PRIVACY PRINCIPLES OF THE TRUST

        The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

        Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

        The Trust restricts access to nonpublic personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

PROSPECTUS SUMMARY

        This is only a summary. This summary may not contain all of the information that you should consider before investing in the AMPS. You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Trust's Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Trust	BlackRock Preferred Opportunity Trust is a recently organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to BlackRock Preferred Opportunity Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust." The Trust's common shares are traded on the New York Stock Exchange under the symbol "BPP". See "Description of Common Shares." As of April 10, 2003, the Trust had 18,304,817 common shares outstanding and net assets of $441,119,368.
The Offering	The Trust is offering 2,944 shares of Series T7 AMPS, 2,944 shares of Series W7 AMPS and 2,944 shares of Series R7 AMPS, each at a purchase price of $25,000 per share. AMPS are being offered by the underwriters listed under "Underwriting."
Investment Objective	The Trust's investment objective is to seek high current income consistent with capital preservation. The Trust is not intended as a complete investment program. There is no guarantee or assurance that the Trust will achieve its investment objective.
Investment Policies	Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in preferred securities. The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which is not eligible for the "Dividends Received Deduction," and trust preferred securities, the dividend income from which is not eligible for the "Dividends Received Deduction." Initially, the Trust expects to invest approximately 30% of its Managed Assets in traditional preferred securities and approximately 70% of its Managed Assets in trust preferred securities although the percentages may vary over time. Under normal market conditions, the Trust's portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities.
The Trust may invest up to 20% of its Managed Assets in preferred or other securities that at the time of investment are rated below investment grade (Ba/BB or B) by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by Moody's, S&P or Fitch, or is unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." See "The Trust's Investments—Portfolio Composition" and "—Investment Objective and Policies."

In addition, under normal market conditions:
	•	the Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services;
	•	the Trust may invest up to 20% of its Managed Assets in securities other than preferred securities, including municipal bonds and other debt securities, convertible securities and common stocks;
	•	the Trust may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers traded or listed in U.S. markets; and
	•	while the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.
President Bush has recently proposed eliminating the taxation of dividends paid by corporations to individuals out of previously taxed corporate income, including such dividends received by a regulated investment company, and passed through to its individual shareholders. If, or in what form, this proposal may be enacted into law is uncertain. Under the current proposal, certain dividends paid on preferred securities apparently would be permitted to be distributed tax-free to individual shareholders (including individual shareholders of a regulated investment company, such as the Trust). If the President's proposal is enacted into law in its current form, the Trust's investment advisor anticipates that it would consider this advantageous tax treatment of corporate dividends in selecting preferred securities as investments for the Trust. As a result, the Trust's portfolio may eventually emphasize traditional preferred securities issued by corporations over trust preferred securities because trust preferred securities would not be advantaged by the President's proposal.
Investment Advisor	BlackRock Advisors, Inc. ("BlackRock Advisors") will be the Trust's investment advisor and BlackRock Advisors' affiliate, BlackRock Financial Management, Inc. ("BlackRock Financial Management"), will provide certain day-to-day investment management services to the Trust. Throughout the prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as "BlackRock."
BlackRock has significant experience managing corporate bonds and preferred securities with over $42 billion of such securities across the portfolios it manages. As of December 31, 2002, BlackRock managed approximately $3.5 billion in preferred securities. BlackRock has an experienced team of portfolio managers and credit research analysts. The team includes 30 investment professionals with an average of 11 years experience.

BlackRock Advisors will receive an annual fee, payable monthly in arrears, in a maximum amount equal to .65% of the average weekly value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to any AMPS or borrowings that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the AMPS is not a liability. See "Management of the Trust."
Interest Rate Transactions	In connection with the Trust's anticipated use of leverage through the sale of AMPS or borrowings, the Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.
In an interest rate swap, the Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Trust a variable rate payment similar to the Trust's obligation on AMPS or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.
In an interest rate cap, the Trust would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Trust would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Trust's portfolio securities at that point in time, this default could negatively impact the Trust's ability to make dividend payments on the AMPS.
In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Trust's ability to make dividend payments on the AMPS or interest payments on borrowings. If the Trust fails to meet an asset coverage ratio required by law or if the Trust does not meet a rating agency guideline in a timely manner, the Trust may be required to redeem some or all of the AMPS. See "Description of AMPS— Redemption" below. Similarly, the Trust could be required to prepay the principal amount of borrowings, if any. Such redemption or prepayment would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Trust. Early termination of a cap could result in a termination payment to the Trust. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked-to-market daily. The Trust will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Trust's leverage.

The Trust may, but is not required to, use interest rate transactions in connection with the management of the Trust's portfolio of securities. See "The Trust's Investments—Portfolio Composition—Derivatives" for more information.
Risk Factors	Risk is inherent in all investing. Therefore, before investing in the AMPS you should consider certain risks carefully. The primary risks of investing in the AMPS are:
	•	if an auction fails you may not be able to sell some or all of your shares;
	•	because of the nature of the market for AMPS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;
	•	a rating agency could suspend, withdraw or downgrade the rating assigned to the AMPS, which could affect liquidity;
	•	the Trust may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;
	•	in certain circumstances, the Trust may not earn sufficient income from its investments to pay dividends;
	•	the AMPS may be junior to any borrowings of the Trust;
	•	if interest rates rise, the value of the Trust's investment portfolio will decline, reducing the asset coverage for the AMPS;
	•	the Trust may invest up to 20% of its Managed Assets in securities that are below investment grade quality, which are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and principal;
	•	the Trust is a non-diversified management investment company and therefore may be more susceptible to any single, economic, political or regulatory occurrence; and
	•	the Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services and therefore may be more susceptible to adverse economic or regulatory occurrences affecting that sector.
For additional risks of investing in the Trust, see "Risks" below.
Trading Market	AMPS are not listed on an exchange. Instead, you may buy or sell the AMPS at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for each series of AMPS and the day on which each subsequent auction will normally be held for each series of AMPS. The first auction date for each series of AMPS will be the business day before the dividend payment date for the initial rate period for each series of AMPS. The start date for subsequent rate periods will normally be the business day following the auction dates unless the then-current rate period is a special rate period or the first day of the subsequent rate period is not a business day.
				First auction date*		Subsequent auction day
	Series	T7
	Series	W7
	Series	R7

* All dates are 2003.
Dividends and Rate Periods	The table below shows the dividend rate for the initial rate period on the AMPS offered in this prospectus. For subsequent rate periods, AMPS will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the maximum applicable rate. See "Description of AMPS—Dividends and Rate Periods."
In addition, the table below also shows the date from which dividends on the AMPS will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.
Finally, the table below shows the number of days of the initial rate period for the AMPS. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than seven days will be set out in the notice designating a special rate period. See "Description of AMPS—Dividends and Rate Periods—Designation of Special Rate Periods."
			Initial Dividend Rate	Date of Accumulation at Initial Rate*	Dividend Payment Date for Initial Rate Period*	Subsequent Dividend Payment Day	Number of Days of Initial Rate Period
	Series	T7
	Series	W7
	Series	R7

* All dates are 2003.
Ratings	The shares of each series of AMPS are expected to be issued with a rating of "AAA" from S&P and Fitch. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies' guidelines. See "Description of AMPS—Rating Agency Guidelines and Asset Coverage."

Redemption	The Trust may be required to redeem AMPS if, for example, the Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem AMPS under certain conditions. See "Description of AMPS—Redemption" and "Description of AMPS—Rating Agency Guidelines and Asset Coverage."
Liquidation Preference	The liquidation preference for shares of each series of AMPS will be $25,000 per share plus accumulated but unpaid dividends. See "Description of AMPS—Liquidation."
Voting Rights	The holders of preferred shares, including AMPS, voting as a separate class, have the right to elect at least two trustees of the Trust at all times. Such holders also have the right to elect a majority of the trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. The holders of preferred shares, including AMPS, will vote as a separate class or classes on certain other matters as required under the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940, as amended (the "Investment Company Act") and Delaware law. See "Description of AMPS—Voting Rights" and "Certain Provisions in the Agreement and Declaration of Trust."

FINANCIAL HIGHLIGHTS (Unaudited)

        Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on February 28, 2003 through April 3, 2003. Since the Trust was recently organized and commenced investment operations on February 28, 2003, the table covers less than five weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in securities that meet the Trust's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.

For the period February 28, 2003(1) through April 3, 2003
Per Common Share Operating Performance:
Net asset value, beginning of period(2)	$23.88

Investment operations:
Net investment income	0.14
Net realized and unrealized gain on investments	0.08

Net increase from investment operations	0.22

Dividends and distributions:
Dividends from net investment income to:
Common shareholders	—
Preferred shareholders	—
Distributions in excess of net investment income to:
Common shareholders	—
Preferred shareholders	—

Total dividends and distributions	—

Capital charges with respect to issuance of:
Common shares	(0.05)

Preferred shares	—

Net asset value, end of period(2)	$24.05

Market value, end of period(2)	$24.92

Total Investment Return(3)	(0.32)%

Ratios to Average Net Assets of Common Shareholders:(4)(5)
Operating expenses	1.01%
Net investment income	6.06%
Preferred share dividends	—
Net investment income available to common shareholders	6.05%
Supplemental Data:
Average net assets of common shareholders (000)	$387,012
Portfolio turnover	9%
Net assets of common shareholders, end of period (000)	$392,157
Preferred shares outstanding (000)	$—
Asset coverage per preferred share end of period	$—

(1)
Commencement of investment operations. This information includes the intial investment by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offering was $23.83.

(2)
Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal on Monday.

(3)
Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(4)
Annualized.

(5)
These ratios are not indicative of future expense ratios due to the short operating history of the Trust. Please refer to the Trust's common shares prospectus for the estimated expense ratio.

        The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

THE TRUST

        The Trust is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on January 8, 2003 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware, as later amended and restated. On February 28, 2003, the Trust issued an aggregate of 16,300,000 common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. The Trust granted to the underwriters an option to purchase up to 2,445,000 additional common shares solely for the purpose of covering over-allotments in connection with the common share offering. On April 9, 2003, such underwriters purchased, at a price of $23.875 per common share, an additional 2,000,000 common shares of the Trust pursuant to the over-allotment option for net proceeds, after expenses, to the Trust of $47,650,000. The Trust's common shares are traded on the New York Stock Exchange under the symbol "BPP". The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

        The following provides information about the Trust's outstanding shares as of April 10, 2003:

Title of Class	Amount Authorized	Amount held by the Trust or for its Account	Amount Outstanding
Common Shares	Unlimited	0	18,304,817
AMPS	Unlimited	0	0
Series T7	5,882	0	0
Series W7	5,882	0	0
Series R7	5,882	0	0

USE OF PROCEEDS

        The net proceeds of this offering will be approximately $218,202,737 after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

CAPITALIZATION (Unaudited)

        The following table sets forth the capitalization of the Trust as of April 10, 2003, and as adjusted to give effect to the issuance of the AMPS (including estimated offering expenses and sales loads of 2,597,263) offered hereby.

	Actual	As Adjusted
AMPS, $.001 par value, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; 8,832 shares issued, as adjusted)	$—	220,800,000
Common Shareholder's Equity:
Common shares, $.001 par value per share; unlimited shares authorized, shares outstanding*	18,305	18,305
Paid-in surplus	436,109,201	433,511,938
Balance of undistributed net investment income	2,639,968	2,639,968
Accumulated net realized gain/loss from investment transactions	1,885,641	1,885,641
Net unrealized appreciation/depreciation of investments	466,253	466,253
Net assets attributable to Common Shares	441,119,368	438,522,105
Net assets attributable to Common Shares plus liquidation preference of the AMPS	441,119,368	659,322,105

*
None of these outstanding shares are held by or for the account of the Trust.

PORTFOLIO COMPOSITION

        As of April 10, 2003, approximately 76%† of the market value of the Trust's portfolio was invested in preferred securities of the type discussed under "The Trust's Investments" below and approximately 24% of the market value of the Trust's portfolio was invested in non-preferred securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of April 10, 2003, based on the highest rating assigned.

Credit Rating	Value (000)	Percent
AA/Aa	83,132	13.46%
A/A	255,499	41.37%
BBB/Baa	157,892	25.57%
BB/Ba	39,585	6.41%
B/B	81,427	13.19%
TOTAL	617,535	100.00%

THE TRUST'S INVESTMENTS

        The following section describes the Trust's investment objective, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

†
Upon the full investment of the proceeds of this offering, the Trust anticipates that at least 80% of the market value of the Trust's portfolio will be invested in preferred securities.

Investment Objective and Policies

        The Trust's investment objective is to seek high current income consistent with capital preservation. The Trust is not intended as a complete investment program. There can be no assurance that the Trust will achieve its investment objective.

        Under normal market conditions, the Trust will invest:

  •
  at least 80% of its Managed Assets in preferred securities;

  •
  up to 20% of its Managed Assets in securities other than preferred securities including municipal bonds and other debt securities, convertible securities and common stocks (the "20% Non-Preferred Basket"); and

  •
  up to 20% of its Managed Assets in preferred or other securities that at the time of investment are rated below investment grade (Ba/BB or B by Moody's, S&P or Fitch) or that are unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor.

        The Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services (which are prominent issuers of preferred securities) and is subject to the risks of such concentration. See "—Portfolio Composition—Financial Services Company Securities."

        The Trust may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers that are traded or listed in U.S. markets. In addition, although the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

        The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which is eligible for the "Dividends Received Deduction," and trust preferred securities, the dividend income from which is not eligible for the "Dividends Received Deduction." Initially, the Trust expects to invest approximately 30% of its Managed Assets in traditional preferred securities and approximately 70% of its Managed Assets in trust preferred securities although the percentages may vary over time. Under normal market conditions, the Trust's portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities.

        A security will not be considered investment grade quality if it is rated below the four highest grades (Baa or BBB or better) by Moody's, S&P or Fitch, or is unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix B to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of securities.

        President Bush has recently proposed eliminating the taxation of dividends paid by corporations to individuals out of previously taxed corporate income, including dividends received by a regulated investment company and passed through to its individual shareholders. If, or in what form, this proposal may be enacted into law is uncertain. Under the current proposal, certain dividends paid on preferred securities apparently would be permitted to be distributed tax-free to individual shareholders including individual shareholders of a regulated investment company. If the President's proposal is enacted into law in its current form, BlackRock anticipates that it would consider this advantageous tax treatment of corporate dividends in selecting preferred securities as investments for the Trust. As a result, the Trust's portfolio may eventually emphasize traditional preferred securities issued by corporations over trust preferred securities because trust preferred securities would not be advantaged by the President's proposal. At this time, however, some of the details of the proposal have not been specified. In addition, it is uncertain if, and in what form, the proposal will ultimately be adopted.

        The Trust cannot change its investment objective without the approval of the holders of a "majority of the outstanding" common shares and AMPS voting together as a single class, and of the holders of a "majority of the outstanding" AMPS voting as a separate class. When used with respect to particular shares of the Trust, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of AMPS—Voting Rights" for additional information with respect to the voting rights of holders of AMPS.

Portfolio Composition

        The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

        Preferred Securities.    Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in preferred securities. The Trust will notify shareholders at least 60 days prior to any change in the 80% policy, which is not fundamental.

        There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to in this prospectus as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

        Traditional Preferred Securities.    Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

        Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the Dividends Received Deduction. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

        Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of a domestic issuer. Corporate shareholders of a regulated investment company like the Trust generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction.

        Trust Preferred Securities.    Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

        Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

        Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS(R)"(1); monthly income preferred securities ("MIPS(R)"); quarterly income bond securities ("QUIBS(R)"); quarterly income debt securities ("QUIDS(R)"); quarterly income preferred securities ("QUIPS/SM/"); corporate trust securities ("CORTS(R)"); public income notes ("PINES(R)"); and other trust preferred securities.

(1)
TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

        Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

        Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

        Financial Services Company Securities.    The Trust intends to invest at least 25% of its Managed Assets in securities issued by companies "principally engaged" in financial services. A company is "principally engaged" in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services.

        Foreign Securities.    The Trust may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers traded or listed in U.S. markets. The Trust may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Trust does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe, but if it did, may invest no more than 10% of its Managed Assets in emerging markets securities. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 35% limitation, non-U.S. securities include securities represented by American Depository Receipts.

        High Yield Securities.    The Trust may invest up to 20% (measured at the time of purchase) of its Managed Assets in securities rated below investment grade at the time of purchase, such as those rated Ba or B by Moody's and BB or B by S&P Fitch or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

        Debt Securities.    As part of the 20% Non-Preferred Basket, the Trust may invest up to 20% of its Managed Assets in debt securities other than preferred securities. The Trust's investments in debt securities may include investments in U.S. dollar denominated corporate debt securities issued by domestic and non-U.S. corporations (subject to the requirements noted above) and U.S. dollar denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities (subject to the requirements noted above). The Trust's debt securities may also include municipal bonds. See "—Municipal Bonds" below.

        Convertible Securities.    As part of the 20% Non-Preferred Basket, the Trust may invest up to 20% of its Managed Assets in convertible securities. Convertible securities are debt securities or preferred stock that are exchangeable for common stock of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

        Common Stocks.    As part of the 20% Non-Preferred Basket, the Trust may invest up to 20% of its Managed Assets in common stocks. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

        Municipal Bonds.    As part of the 20% Non-Preferred Basket, the Trust may invest up to 20% of its Managed Assets in municipal bonds. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

        Illiquid Securities.    While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The board of trustees or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The board of trustees has delegated to BlackRock the day-to-day determination of the illiquidity of any security held by the Trust, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the board of trustees has directed BlackRock to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

        Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the board of trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Trust should be in a position where more than 10% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Trust will take such steps as are deemed advisable, if any, to protect liquidity.

        Short-Term Debt Securities; Defensive Position; Invest-Up Period.    Upon BlackRock's recommendation, during temporary defensive periods and in order to keep the Trust's cash fully invested, including the period during which the net proceeds of the offering of common shares or AMPS are being invested, the Trust may deviate from its investment objective and invest all or any portion of its Managed Assets in short-term investment grade debt securities. In such a case, the Trust may not pursue or achieve its investment objective. In addition, during the temporary periods when the net proceeds of the offering of common shares or AMPS are being invested, the Trust may invest all or a portion of its assets in debt securities of long-term maturities issued by the U.S. Government or its agencies or instrumentalities.

        Derivatives.    The Trust may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many open-end and closed-end funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

        The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust's Managed Assets will be committed to initial margin for Strategic Transactions for non-hedging purposes.

        Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

        A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

DESCRIPTION OF BORROWINGS

        The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine in an amount, which borrowings when combined with the aggregate oustanding leverage represented by the AMPS, will be approximately 33 1/3% of the Trust's Managed Assets. Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar roll transactions.

Reverse Repurchase Agreements

        Borrowings may be made by the Trust through reverse agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Trust designates on its books and records an amount of assets equal to the amount of the Trust's obligations under the reverse repurchase agreements. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions

        Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitiled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income from the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

INTEREST RATE TRANSACTIONS

        In connection with the Trust's anticipated use of leverage through its sale of AMPS or borrowings, the Trust may enter into interest rate swap or cap transactions. Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Trust a variable rate payment that is intended to approximate the Trust's variable rate payment obligation on AMPS or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Trust will monitor any such swap with a view to ensuring that the Trust remains in compliance with all applicable regulatory investment policy and tax requirements.

        The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

        The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked-to-market daily.

        The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling an interest rate swap or cap.

        Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on AMPS or interest payments on borrowings. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

        Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that BlackRock believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, BlackRock will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust's investments.

        In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.

        The Trust may choose or be required to redeem some or all AMPS or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Trust. An early termination of a cap could result in a termination payment to the Trust.

        In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See "The Trust's Investments—Portfolio Composition—Derivatives" above for additional information.

RISKS

        Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

Recently Organized

        The Trust is a recently organized, non-diversified, closed-end management investment company and has a limited operating history.

Interest Rate Risk

        Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust issues AMPS, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of AMPS to buy fixed-income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the AMPS dividend rates may rise so that the amount of dividends paid to holders of AMPS exceeds the income from the portfolio securities purchased with the proceeds from the sale of AMPS. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on AMPS, however, dividend rates on AMPS would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay dividends on AMPS would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the AMPS.

        During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Trust will primarily invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Trust's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels. The Trust may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates. There is no guarantee that the Trust will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

Auction Risk

        The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of AMPS" and "The Auction—Auction Procedures."

Secondary Market Risk

        If you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk

        It is expected that while S&P and Fitch will assign a rating of "AAA" to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. S&P or Fitch could withdraw or downgrade AMPS, which may make your shares less liquid at an auction or in the secondary market. If S&P or Fitch withdraws its rating or downgrades AMPS, the Trust may alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem AMPS under certain circumstances. See "Description of AMPS—Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

Credit Risk

        Credit risk is the risk that a preferred or debt security in the Trust's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. The Trust may invest up to 20% (measured at the time of purchase) of its Managed Assets in preferred or debt securities that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Securities rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and bonds with these ratings are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of lower with these ratings grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

Counterparty Risk

        The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk

        Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.

Special Risks Related to Preferred Securities

        There are special risks associated with investing in preferred securities, including:

        Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

        Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

        Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

        Limited Voting Rights.    Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

        In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

        Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Trust.

        Supply of Trust Preferred Securities.    The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to trust preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Trust may be adversely affected.

        New Types of Securities.    From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if BlackRock believes that doing so would be consistent with the Trust's investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Concentration Risk

        The Trust intends to invest at least 25% of its Managed Assets in securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

        Concentration of investments in the financial services sector includes the following risks:

  •
  regulatory actions—financial services companies may suffer a setback if regulators change the rules under which they operate;
  •
  changes in interest rates—unstable interest rates can have a disproportionate effect on the financial services sector;
  •
  concentration of loans—financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and
  •
  competition—financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Common Stock Risk

        While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

Convertible Securities Risk

        Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Municipal Bond Risk

        Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

        The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

        Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those generally associated with municipal bonds, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Foreign Securities

        Under normal market conditions, the Trust may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of foreign issuers traded or listed on a U.S. securities exchange ("Foreign Securities"). Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its Managed Assets in such securities. Investments in such securities are particularly speculative.

        Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

  •
  future foreign economic, financial, political and social developments;
  •
  different legal systems;
  •
  the possible imposition of exchange controls or other foreign governmental laws or restrictions;
  •
  less governmental supervision;
  •
  regulation changes;
  •
  changes in currency exchange rates;
  •
  high and volatile rates of inflation;
  •
  fluctuating interest rates;
  •
  less publicly available information; and
  •
  different accounting, auditing and financial record-keeping standards and requirements.

        Investments in Foreign Securities, especially in emerging market countries, will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

  •
  the possibility of expropriation of assets;
  •
  confiscatory taxation;

  •
  difficulty in obtaining or enforcing a court judgment;
  •
  economic, political or social instability; and
  •
  diplomatic developments that could affect investments in those countries.

        In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

  •
  growth of gross domestic product;
  •
  rates of inflation;
  •
  capital reinvestment;
  •
  resources;
  •
  self-sufficiency; and
  •
  balance of payments position.

        In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

        Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Trust will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Trust's Managed Assets.

        As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

Borrowings Risk

        The Trust intends to use financial leverage, including the issuance of AMPS, for investment purposes. The Trust currently anticipates its use of leverage to represent approximately 33 1/3% of the Trust's Managed Assets, including the proceeds of such leverage. To the extent that the aggregate outstanding liquidation preference of AMPS is less than 33 1/3% of the Trust's Managed Assets, the Trust may make further use of financial leverage through borrowings, including bank borrowings, reverse repurchase agreements and dollar rolls. The Trust's borrowings may have seniority over AMPS. Therefore, distributions or other payments to holders of AMPS in liquidation or otherwise may be subject to prior payment on outstanding borrowings. In the event of a default on the Trust's borrowings, lenders or counterparties may have the right to liquidate the collateral for these borrowings (i.e., the Trust's portfolio securities), which may reduce the Trust's assets and thereby cause the Trust to redeem some or all of the AMPS.

High Yield Risk

        Investing in high yield securities involves additional risks, including credit risk. The value of high yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield securities are not as strong financially as those with higher credit ratings, so their securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

Derivatives and Other Investment Management Techniques

        Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Restricted and Illiquid Securities

        The Trust may invest, on an ongoing basis, in restricted securities and other investments which may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.

Non-Diversification

        The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in U.S. Government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Tax Risk

        The Trust may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Trust to comply with the tax requirements applicable to regulated investment companies (see "Federal Income Tax Matters") if the tax characterization of the Trust's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. The Bush Administration has announced a proposal to eliminate the Federal income tax on dividends of income previously taxed at the corporate level. The availability of tax free dividends may reduce the value of, and return on, certain securities that are part of the Trust's investment portfolio. Moreover, the proposal may be given retroactive effect. This change could adversely affect the Trust's shareholders and distributions they receive from the Trust.

MANAGEMENT OF THE TRUST

Trustees and Officers

        The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Currently, three of the trustees may be considered "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

        BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $273 billion of assets under management as of December 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Fundssm and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions™ name.

        The BlackRock organization has over 14 years of experience managing closed-end funds and as of December 31, 2002 advised a closed-end family of 43 active funds with approximately $10.8 billion in assets. BlackRock has significant experience managing corporate bonds and preferred securities with over $42 billion of such securities across the portfolios it manages. As of December 31, 2002, BlackRock managed approximately $3.5 billion in preferred securities. BlackRock has an experienced team of portfolio managers and credit research analysts. The team includes 30 investment professionals with an average of 11 years experience. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

        Investment Philosophy.    With respect to corporate securities in general, BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and has been doing this since its inception of their fixed income products in 1988.

        BlackRock's style is designed with the objective of generating excess returns with lower risk than its benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, consistent value is added and performance volatility is controlled.

        BlackRock's disciplined investment process seeks to add value through: (i) controlling portfolio duration within a narrow band relative to a benchmark index; (ii) relative value sector/sub-sector rotation and security selection; (iii) rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole; (iv) intense credit analysis and review; and (v) the judgment of experienced portfolio managers.

        The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock's commitment to maintaining its state-of-the-art analytics in the most cost efficient way is manifest in (i) the development of proprietary tools, (ii) the purchase of tools such as RiskMetrics™ and (iii) the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

        BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating changes in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's process.

        BlackRock's Portfolio Management Team.    BlackRock uses a team approach in managing the Trust's portfolio. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. BlackRock's portfolio management team includes the following three portfolio managers:

        Robert S. Kapito, Vice Chairman of BlackRock, Inc., is co-head of BlackRock's Equity Operating Committee, Head of the Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group and BlackRock International's Management Committee. Mr. Kapito is responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity and Alternative Investment Groups of BlackRock.

        In addition, Mr. Kapito plays a key role in coordinating the efforts of the analytical and administrative groups with the Portfolio Management Group. He is also involved in marketing and managing several of BlackRock's funds. Mr. Kapito serves as President and Director for BlackRock's family of closed-end funds.

        Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation. Mr. Kapito joined First Boston in 1979 in the Public Finance Department. Mr. Kapito left First Boston to complete his MBA degree and returned to the firm in 1983 in the Mortgage Products Group. While with this Group, Mr. Kapito initially traded mortgage securities and then became the head trader of CMOs. Ultimately, Mr. Kapito became head of Mortgage Capital Markets with responsibility for marketing and pricing all of the mortgage-backed and asset-backed securities underwritten by First Boston. In 1982, Mr. Kapito worked as a strategic consultant with Bain & Co. and with two other private companies in Europe.

        Scott Amero, Managing Director and fixed income portfolio manager since 1995, is co-head of fixed income portfolio management and co-head of taxable credit research. He is a member of BlackRock's Management Committee, Investment Strategy Group and Fixed Income Operating Committee. Mr. Amero has primary responsibility for managing client portfolios, specializing in mortgage-backed and investment grade corporate securities.

        Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero joined First Boston in 1985 and became the firm's primary strategist for short duration securities.

        Mr. Amero has authored numerous publications on topics including mortgage securities, short duration securities and derivative products. He also authored "The Challenges of CMO Portfolio Management," which was published in CMO Portfolio Management. Mr. Amero earned a BA degree in applied math and economics from Harvard University in 1985 and an MBA degree in finance from New York University in 1991.

        Margaret D'Annunzio, currently a Director and fixed income portfolio manager, is a member of BlackRock's Investment Strategy Group. Ms. D'Annunzio has been a Director of BlackRock since 2000 and from 1998 to 2000 was a Vice President of BlackRock. Ms. D'Annunzio's primary responsibility is managing client portfolios, both taxable and total return, with a sector emphasis on investment grade corporate securities. Before joining BlackRock in 1995, Ms. D'Annunzio was an Assistant Vice President and trader at CS First Boston Investment Management Corporation. Ms. D'Annunzio earned a BA degree in history from Princeton University in 1990.

Investment Management Agreement

        Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to .65% of the average weekly value of the Trust's Managed Assets (the "management fee"). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the AMPS, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

        In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, auction agent, transfer and dividend disbursing agent fees and expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, fees and expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

DESCRIPTION OF AMPS

        The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the AMPS in the Statement attached as Appendix A to the Statement of Additional Information.

General

        The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the board of trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 5,882 AMPS, Series T7, 5,882 AMPS, Series W7 and 5,882 AMPS, Series R7. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

        The AMPS of each series will rank on parity with any other series of AMPS and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters that AMPS can be voted. AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Rate Periods

        The following is a general description of dividends and Rate Periods.

        Rate Periods.    The Initial Rate Period for each series is as set forth below:

Initial Rate Period
Series T7
Series W7
Series R7

        Any subsequent Rate Periods of shares of a series of AMPS will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See "—Designation of Special Rate Periods" below.

        Dividend Payment Dates.    Dividends on each series of AMPS will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series of AMPS as follows:

	Initial Dividend Payment Date*	Subsequent Dividend Payment Days on Each
Series T7
Series W7
Series R7

*
All dates are 2003.

        If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.

        Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

        Calculation of Dividend Payment.    The Trust computes the dividends per share payable on shares of a series of AMPS by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365 if such Dividend Period consists of seven days, 360 for all other Dividend Periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

        Dividends on shares of each series of AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Statement are satisfied, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

        The maximum applicable rate for any rate period for a series of AMPS will generally be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period based on the prevailing rating of the AMPS in effect at the close of business on the Business Day next preceding the auction date. If S&P or Fitch or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of AMPS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period.

Applicable Percentage Payment Table

Credit Ratings of AMPS
S&P and Fitch	Applicable Percentage
"AA-" or higher	150%
"A-" to "A+"	200%
"BBB-" to "BBB+"	225%
Below "BBB-"	275%

        The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

Reference Rate Table

Rate Period	Reference Rate
Less than 182 days 183 days to 364 days 365 days or more	"AA" Composite Commercial Paper Rate Treasury Bill Rate Treasury Note Rate

        The "AA" Composite Commercial Paper Rate is as set forth in the table below:

"AA" Composite Commercial Paper Rate Table

Minimum Rate Period	Special Rate Period	"AA" Composite Commercial Paper Rate*
7 days	48 days or fewer 49 days to 69 days 70 days to 84 days 85 days to 98 days 99 days to 119 days 120 days to 140 days 141 days to 161 days 162 days to 182 days	30-day rate 60-day rate Average of 60-day and 90-day rates 90-day rate Average of 90-day and 120-day rates 120-day rate Average of 120-day and 180-day rates 180-day rate

*
Rates stated on a discount basis.

        If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the auction agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

        Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

        If an auction for any series of AMPS is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

        Restrictions on Dividends and Other Distributions.    While the AMPS are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

  •
  immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "—Rating Agency Guidelines and Asset Coverage" below);
  •
  full cumulative dividends on each series of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and
  •
  the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

        The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the AMPS through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

        Declaration of Special Rate Periods.    The Trust may, under certain circumstances, declare a special rate period for shares of a particular series of AMPS. Upon declaring a special rate period, the Trust will give notice to the auction agent and each Broker-Dealer. The notice will request that the next succeeding rate period for the series of AMPS be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all shares of the series of AMPS are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Trust must also have received confirmation from S&P and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the AMPS. The Trust will consult the lead Broker-Dealer designated by the Trust, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, before the declaration of a special rate period.

Redemption

        Mandatory Redemption.    The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the AMPS. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the AMPS, the Trust must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

        Optional Redemption.    The Trust, at its option, may redeem the shares of any series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, specified in the notice of redemption sent to holders of the AMPS. No shares of a series of AMPS may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Shares of a series of AMPS may not be redeemed in part if fewer than 300 Shares would remain outstanding after the redemption. The Trust has the authority to redeem the series of AMPS for any reason.

Liquidation

        If the Trust is liquidated, the holders of any series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of securities, including other series of preferred shares, ranking senior to or on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Trust.

        For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

  •
  the sale of all or substantially all the property or business of the Trust;
  •
  the merger or consolidation of the Trust into or with any other business trust or corporation; or
  •
  the merger or consolidation of any other business trust or corporation into or with the Trust.

Rating Agency Guidelines and Asset Coverage

        The Trust is required under guidelines of S&P and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. S&P and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The S&P and Fitch guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the AMPS then outstanding and (b) certain accrued and projected payment obligations of the Trust.

        The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of April 10, 2003, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $2,597,263 would have been computed as follows:

Value of Trust assets less liabilities not constituting senior securities		659,322,105
	=		=299%
Senior securities representing indebtedness plus liquidation value of the preferred shares		220,800,000

        In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company

Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS or the Investment Company Act, as the case may be, the Trust will be required to redeem AMPS as described under "Redemption—Mandatory Redemption" above.

        The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by S&P or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change, suspend or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from S&P or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS. Any such amendment shall not be deemed to be affecting a preference of holders of AMPS.

        As described by S&P and Fitch, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to S&P and Fitch by the Trust and BlackRock and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

        The rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Trust will pay certain fees to S&P and Fitch for rating the AMPS.

Voting Rights

        Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

        Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of trustees constituting the board of trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including AMPS as described above, would constitute a majority of the board of trustees. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

        As long as any AMPS are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

        (a)  authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the AMPS or any other preferred shares, unless, in the case of shares of preferred shares on parity with the AMPS, the Trust obtains written confirmation from S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any substitute rating agency (if any such substitute rating agency is then rating the AMPS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

        (b)  amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

        (c)  authorize the Trust's conversion from a closed-end to an open-end investment company; or

        (d)  approve any reorganization (as such term is used in the Investment Company Act) materially and adversely affecting the AMPS.

        So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

        To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.

        The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

THE AUCTION

General

        The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of AMPS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS.

        Auction Agency Agreement.    The Trust will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of AMPS, so long as the applicable rate for shares of such series of AMPS is to be based on the results of an auction.

        The auction agent may terminate the auction agency agreement upon 45 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

        Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for AMPS.

        The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 7 days, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a Special Rate Period, of the purchase price of AMPS placed by a Broker-Dealer at the auction.

        The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

Auction Procedures

        Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer.

        1.    Hold order—indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

        2.    Bid—indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

        3.    Sell order—indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

        A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

        A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase AMPS of such series or that is a beneficial owner of AMPS of such series that wishes to purchase additional AMPS of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

        There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

        If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, the applicable rate for the next dividend period will then be 80% of the Reference Rate.

        The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

        The auctions for Series T7 will normally be held every Tuesday, and each subsequent dividend period will normally begin on the following Wednesday. The auctions for Series W7 will normally be held every Wednesday, and each subsequent dividend period will normally begin on the following Thursday. The auctions for Series R7 will normally be held every Thursday, and each subsequent dividend period will normally begin on the following Friday.

        If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date. Provided that if the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a Minimum Rate Period and the Applicable Rate shall be 80% of the "AA" Composite Commercial Paper Rate applicable to such Minimum Rate Period.

        If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

(i)
The Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend;
(ii)
The affected Dividend Period will end on the day it otherwise would have ended; and
(iii)
The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

Secondary Market Trading and Transfers of AMPS

        The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

        A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

  •
  pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;
  •
  to a Broker-Dealer; or
  •
  to such other persons as may be permitted by the Trust;
  •
  provided, however, that:
  •
  a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and
  •
  in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

DESCRIPTION OF COMMON SHARES

        In addition to the AMPS, the Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any AMPS are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on AMPS have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to AMPS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the AMPS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

        The Trust's common shares are traded on the New York Stock Exchange under the symbol "BPP".

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

        The Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

        In addition, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

        The 5% holder transactions subject to these special approval requirements are:

  •
  the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;
  •
  the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;
  •
  the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or
  •
  the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

        To convert the Trust to an open-end investment company, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding AMPS, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at new asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

        To liquidate the Trust, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

        For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Amended and Restated Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

        The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Amended and Restated Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

REPURCHASE OF COMMON SHARES

        Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase AMPS to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the AMPS at that time.

FEDERAL INCOME TAX MATTERS

        The following is a description of certain U.S. Federal income tax consequences to an investor of acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

        The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. Federal income tax to the extent that it distributes its net investment company income and net realized capital gains. The Trust intends to distribute substantially all of such income.

        Based in part on a lack of present intention on the part of the Trust to redeem the AMPS at any time in the future, the Trust intends to take the position that under present law the AMPS will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting for example that the AMPS constitute debt of the Trust. If that position was upheld, distributions on the AMPS would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Trust.

        Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends and other distributions.

        The sale or other disposition of AMPS will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. The Bush Administration has announced a tax proposal which would accelerate future reductions in individual tax rates (applicable to ordinary income and short term gains) and apply a maximum 35% tax rate for 2003 and thereafter.

        Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. Distributions will be eligible for a Dividends Received Deduction, in the case of corporate shareholders, to the extent they consist of qualifying dividends from U.S. corporations. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

        The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

        The Bush Administration has announced a proposal to eliminate the Federal income tax on dividends of income previously taxed at the corporate level. It is uncertain if, and in what form, the proposal will ultimately be adopted. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

        The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. Federal, foreign, state, local income or other taxes.

UNDERWRITING

        Subject to the terms and conditions of the purchase agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of AMPS set forth opposite the name of such Underwriter.

Number of AMPS
Underwriter	Series T7	Series W7	Series R7
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Prudential Securities Incorporated
Lehman Brothers Inc.

Total

        The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Trust of "AAA" ratings on the AMPS by S&P and Fitch, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any shares. In the purchase agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

        The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $                  per share. The sales load the Trust will pay of $                  per share is equal to 1% of the initial offering price. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in the public offering on or before                        , 2003.

        The Trust anticipates that from time to time the representatives of the Underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

        The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction."

        The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of Prudential Securities Incorporated is One New York Plaza, 15th Floor, New York, New York 10292-2015. The principal business address of Lehman Brothers Inc. is 745 Seventh Avenue, New York, New York 10019.

        The settlement date for the purchase of the AMPS will be                        , 2003, as agreed upon by the Underwriters, the Trust and BlackRock Advisors pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

        The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.

        The Bank of New York, a banking corporation organized under the laws of New York, is the auction agent with respect to the AMPS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

LEGAL OPINIONS

        Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

AVAILABLE INFORMATION

        The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

        This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

        Additional information about the Trust and AMPS can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page
Use of Proceeds	B-2
Investment Objective and Policies	B-2
Investment Policies and Techniques	B-4
Other Investment Policies and Techniques	B-10
Management of the Trust	B-13
Portfolio Transactions and Brokerage	B-20
Additional Information Concerning the Auctions for AMPS	B-21
Description of Common Shares	B-23
Other Shares	B-23
Repurchase of Common Shares	B-23
U.S. Federal Income Tax Matters	B-24
Experts	B-28
Additional Information	B-28
Independent Auditors' Report	F-1
Financial Statements	F-2
APPENDIX A Statement of Preferences of Auction Market Preferred Shares	A-1
APPENDIX B Ratings of Investments	B-1
APPENDIX C General Characteristics and Risks of Strategic Transactions	C-1

$220,800,000

BlackRock Preferred Opportunity Trust

Auction Market Preferred Shares
2,944 Shares, Series T7
2,944 Shares, Series W7
2,944 Shares, Series R7

P R O S P E C T U S

Merrill Lynch & Co.
Prudential Securities
Lehman Brothers

              , 2003

BlackRock Preferred Opportunity Trust

STATEMENT OF ADDITIONAL INFORMATION

        BlackRock Preferred Opportunity Trust (the "Trust") is a recently organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to the AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated                         , 2003. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.

Page
Use of Proceeds	B-2
Investment Objective and Policies	B-2
Investment Policies and Techniques	B-4
Other Investment Policies and Techniques	B-10
Management of the Trust	B-13
Portfolio Transactions and Brokerage	B-20
Additional Information Concerning the Auctions for AMPS	B-21
Description of Common Shares	B-23
Other Shares	B-23
Repurchase of Common Shares	B-23
U.S. Federal Income Tax Matters	B-24
Experts	B-28
Additional Information	B-28
Independent Auditors' Report	F-1
Financial Statements	F-2
Appendix A Statement of Preferences of Auction Market Preferred Shares	A-1
Appendix B Ratings of Investments	B-1
Appendix C General Characteristics and Risks of Strategic Transactions	C-1

This Statement of Additional Information is dated      , 2003.

USE OF PROCEEDS

        Pending investment in securities that meet the Trust's investment objective and policies, the net proceeds will be invested in accordance with the Trust's investment objective and policies during a period expected to be approximately three months, but not to exceed six months from the closing of this offering. Pending such investment, the net proceeds may be invested in high quality, short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

        Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any AMPS voting together as a single class, and of the holders of a majority of any outstanding AMPS voting as a separate class:

  •
  Invest more than 25% of its Managed Assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;

  •
  Purchase commodities or commodity contracts, except that the Trust may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions;

  •
  Purchase, hold or deal in real estate, except that the Trust may purchase and sell securities that are secured by, or issued by companies that invest or deal in, real estate, or interests therein;

  •
  Issue senior securities or borrow money, except as permitted by the Investment Company Act;

  •
  Make loans to others, except through the purchase of debt obligations including Bank Loans (as defined below) and the entry into repurchase agreements. However, the Trust may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's board of trustees; and

  •
  Act as an underwriter of securities of other issuers, except to the extent the Trust may be deemed an underwriter under the Securities Act, by virtue of its purchase or sale of portfolio securities.

        When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

        For purposes of applying the limitation set forth in the first subparagraph above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers.

        Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

        All other investment policies of the Trust are considered non-fundamental and may be changed by the board of trustees without prior approval of the Trust's outstanding voting shares.

        In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

        (1)  make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

        (2)  purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

        (3)  purchase securities of companies for the purpose of exercising control.

        Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in preferred securities. The Trust has adopted a policy to provide shareholders of the Trust at least 60 days' prior notice of any change in this non-fundamental investment policy.

        The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

        In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Trust's Managed Assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment will consist of 10% or more of the voting stock of any such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

        The Trust intends to apply for ratings for any AMPS issued by the Trust from S&P and Fitch or another nationally recognized rating agency. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by S&P, Fitch or another nationally recognized rating agency. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any AMPS that it issues would be initially given the highest ratings by S&P or Fitch (AAA) or an equivalent rating by another nationally recognized rating agency, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of AMPS by the Trust. S&P and Fitch receive fees in connection with their ratings issuances.

INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Portfolio Composition

        Preferred Securities.    Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in preferred securities. The Trust will notify shareholders at least 60 days prior to any change in the 80% policy.

        Preferred securities pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

        Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates and in the Dividends Received Deduction. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities paying comparable rates with the redemption proceeds.

        Trust Preferred Securities.    The trust preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

        Trust preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

        See "The Trust's Investments—Portfolio Composition—Preferred Securities" in the Trust's prospectus for a general description of trust preferred securities.

        Short-Term Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Trust's investment objective, the Trust may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

        (1)  U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

        (2)  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

        (3)  Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        (4)  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by BlackRock and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

        Municipal Bonds.    Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

        Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

        In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

        High Yield Securities.    The Trust may invest up to 20% of its Managed Assets (measured at the time of purchase) in securities rated below investment grade such as those rated BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated BB by Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The lowest rated security that the Trust will invest in is one rated B by either S&P or Fitch.

        Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

        The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

        Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

        The ratings of S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

        Strategic Transactions.    Consistent with its investment objective and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time, although no more than 5% of the Trust's Managed Assets will be committed to initial margin for Strategic Transactions for non-hedging purposes. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured.

        The Trust may, but is not required to, use the following Strategic Transactions:

        Interest Rate Transactions.    Among the Strategic Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Trust's cost of borrowing. For a more complete discussion of interest rate transactions, see "Interest Rate Transactions" in the prospectus.

        Futures Contracts and Options on Futures Contracts.    In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Trust will engage in such transactions, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

        Credit Derivatives.    The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issue or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms or credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default the grantor of a default option, the Trust's will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

        Calls on Securities, Indices and Futures Contracts.    In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

        Puts on Securities, Indices and Futures Contracts.    As with calls, the Trust may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

        The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Trust's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by BlackRock and (iv) the obligation to meet additional variation margin or other payment requirements.

        Forward Currency Contracts.    The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

        The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

        The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies.

        The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

        Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

        The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

        Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "U.S. Federal Income Tax Matters."

        Other Investment Companies.    The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed-income market. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in the prospectus in the section entitled "Risks"' the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in bonds.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

        When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Trust will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Trust's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

        The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's board of trustees has directed BlackRock to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Forward Commitment Securities

        The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

Reverse Repurchase Agreements

        The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. The use by the Trust of reverse repurchase agreements involves the risks of leverage described under "Risks—Borrowings Risk". At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Lending of Securities

        The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's Managed Assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

        The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

MANAGEMENT OF THE TRUST

Investment Management Agreement

        Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

        The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

        The investment management agreement was approved by the Trust's board of trustees at an in person meeting of the board of trustees held on February 21, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability to BlackRock Advisors of its relationship with the Trust, economics of scale and comparative fees and expense ratios. This agreement provides for the Trust to pay a management fee at an annual rate equal to .65% of the average weekly value of the Trust's Managed Assets.

        The investment management agreement was approved by the sole common shareholder of the Trust as of February 21, 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

        BlackRock Financial Management, the sub-advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as sub-advisor, a fee equal to 38% of the monthly management fees received by BlackRock Advisors. The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

        Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

        The sub-investment advisory agreement was approved by the Trust's board of trustees at an in person meeting held on February 21, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

Trustees and Officers

        The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During The Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:(4)
Andrew F. Brimmer P.O. Box 4546 New York, NY 10163 Age: 76 Trustee	3 years(1)(2)	President of Brimmer & Company, Inc., a Washington, D.C.-based economic and financial consulting firm. Wilmer D. Barrett Professor of Economics, University of Massachusetts—Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board. Lead Trustee and Chairman of the Audit Committee of each of the closed-end trusts of which BlackRock Advisors Inc. acts as investment advisor.	44	Director of CarrAmerica Realty Corporation and Borg-Warner Automotive. Formerly Director of AirBorne Express, BankAmerica Corporation (Bank of America), Bell South Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor) Connecticut Mutual Life Insurance Company, E.I. Dupont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, MNC Financial Corporation (American Security Bank), NMC Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).
Richard E. Cavanagh P.O. Box 4546 New York, NY 10163 Age: 56 Trustee	3 years(1)(2)	President and Chief Executive Officer of The Conference Board, Inc., a leading global business membership organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co-author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).	44	Trustee Emeritus, Wesleyan University, Trustee: Drucker Foundation, Airplanes Group, Aircraft Finance Trust (AFT) and Education Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of America.
Kent Dixon P.O. Box 4546 New York, NY 10163 Age: 64 Trustee	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	44	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Frank J. Fabozzi P.O. Box 4546 New York, NY 10163 Age: 54 Trustee	3 years(1)(2)	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	44	Director, Guardian Mutual Funds Group.
James Clayburn LaForce, Jr. P.O. Box 4546 New York, NY 10163 Age: 73 Trustee	3 years(1)(2)	Dean Emeritus of The John E. Anderson Graduate School of Management, University of California since July 1, 1993. Acting Dean of The School of Business, Hong Kong University of Science and Technology 1990-1993. from 1978 to September 1993, Dean of The John E. Anderson Graduate School of Management, University of California.	44	Director, Jacobs Engineering Group, Inc., Payden & Rygel Investment Trust, Provident Investment Counsel Funds, Timken Company and Trust for Investment Managers.
INTERESTED TRUSTEES:
Robert S. Kapito* Age: 45 Trustee and President	3 years(1)(2)	Vice Chairman of BlackRock, Inc. Head of BlackRock's Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Equity Investment Strategy Group. Formerly, Vice President of the First Boston Corporation, head of its Mortgage Capital Markets Group. Currently, President and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	44	President of the Board of Directors of Periwinkle National Theatre, a national non-profit effort to help disadvantaged youth, and Chairman of the Hope & Heroes/Babies & Children's Cancer Fund.
Ralph L. Schlosstein* Age: 51 Trustee and President	3 years(1)(2)	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988. Member of BlackRock's Management Committee and Investment Strategy Group. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Currently, Chairman and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	44	Chairman and President of the BlackRock Provident Institutional Funds. Director of several of BlackRock's alternative investment vehicles. Currently, a Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, the Financial Institutions Center Board of the Wharton School of the University of Pennsylvania, a trustee of Trinity School in New York City and a Trustee of New Visions for Public Education in New York Council. Formerly, a Director of Pulte Corporation and a Member of Fannie Mae's Advisory Council.

Walter F. Mondale(3) P.O. Box 4546 New York, NY 10163 Age: 74 Trustee	3 years(1)(2)	Partner, Dorsey & Whitney LLP, a law firm (December 1996-present, September 1987-August 1993). Formerly U.S. Ambassador to Japan (1993-1996). Formerly, Vice President of the United States, U.S. Senator and Attorney General of the State of Minnesota. 1984 Democratic Nominee for President of the United States.	44

*
"Interested person" of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.

(1)
After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

—
Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2003 annual meeting of shareholders

—
Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders

—
Messrs. Kapito, Brimmer and Dixon, as Class III trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

(2)
Each trustee has served in such capacity since the Trust's inception.

(3)
Mr. Mondale may be deemed an interested person of several of the Trust's principal underwriters because his law firm, Dorsey & Whitney LLP, from time to time serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust's principal underwriters for purpose of the Investment Company Act, he also may be deemed to be an interested person of the Trust for purpose of the Investment Company Act for such period as these principal underwriters act in such capacity to the Trust. The Board has considered these facts and has determined that the work performed by Dorsey & Whitney LLP described above would not interfere with Mr. Mondale's exercise of independent judgement in carrying out the responsibilities of a Trustee and determined that Mr. Mondale is and shall be considered for all purposes an independent trustee of the Trust, except that he shall be considered an "interested person" of the Trust for purposes of the Investment Company Act, during the pendency of any securities offering of the Trust, if Dorsey & Whitney LLP has provided legal services to of principal underwriters of such offering during the two years prior to such offering.

(4)
The Board has determined that the Trust has two Audit Committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of Audit Committee financial expert as applicable to the Trust.

OFFICERS: Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Anne F. Ackerley Age: 41	Secretary	Managing Director of BlackRock, Inc. since 2000. Formerly First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Henry Gabbay Age: 55	Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
James Kong Age: 42	Assistant Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.

Richard Shea, Esq. Age: 43	Vice President/Tax
Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer and Chief Financial Officer of Anthracite Capital, Inc. since 1998. Formerly, Director of BlackRock, Inc. and its predecessor entities.
Name of Director	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Directors in the Family Investment Companies(*)
Andrew F. Brimmer	$0	$1-$10,000
Richard E. Cavanagh	$0	$50,001-$100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	$1-$10,000
James Clayburn La Force, Jr.	$0	$50,001-$100,000
Robert S. Kapito	$0	over $100,000
Walter F. Mondale	$0	$50,001-$100,000
Ralph L. Schlosstein	$0	$50,001-$100,000

(*)
As of December 31, 2002, Trustees did not own equity securities of the Trust because the Trust is a recently organized closed-end investment company.

        The fees and expenses of the Independent Trustees of the Trust and Mr. Mondale (collectively the "Compensated Trustees") are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Compensated Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2003.

Name of Board Member	Estimated Compensation From Trust	Total Estimated Compensation from the Trust and Fund Complex Paid to Board Member(1)
Andrew F. Brimmer	$2,000(2)	$250,000(3),(4),(5)
Richard E. Cavanagh	$2,000(2)	$210,000(4)(5)
Kent Dixon	$2,000(2)	$210,000(4)(5)
Frank J. Fabozzi	$2,000(2)	$190,000(4)
James Clayburn La Force, Jr.	$2,000(2)	$190,000(4)
Walter F. Mondale	$2,000(2)	$190,000(4)

(1)
Estimates the total compensation earned by such person during the calendar year ending December 31, 2003 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2)
Of these amounts, it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may voluntarily defer $0, $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ending December 31, 2003.

(3)
Dr. Andrew F. Brimmer serves as "lead trustee" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer is compensated in the amount of $40,000 per annum by the Fund Complex.

(4)
Of this amount, Messrs. Brimmer, Cavanagh, La Force, Fabozzi, Dixon and Mondale are expected to defer $50,000, $56,000, $190,000, $30,000, $50,000 and $30,000, respectively, through both mandatory and voluntary deferrals pursuant to the Fund Complex's deferred compensation plan in the calendar year ending December 31, 2003.

(5)
Includes compensation for service on the Audit Committee.

        The Compensated Trustees will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Compensated Trustee. The total annual aggregate compensation for each Compensated Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs. Brimmer, Cavanagh and Dixon will receive an additional $20,000 per annum from the Fund Complex for their service on the audit committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh and Dixon will be allocated among the funds/trusts in the Fund Complex based on their relative net assets.

        In the event that the $190,000 cap is met with respect to an Compensated Trustee, the amount of the Compensated Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Compensated Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $23,750 for any Compensated Trustee.

        Certain of the above fees paid to the Compensated Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Compensated Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatorily deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Compensated Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Compensated Trustees. This has the same economic effect for the Compensated Trustees as if they had invested the deferred amounts in such other fund/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Compensated Trustee in order to match its deferred compensation obligations.

        The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

        The Executive Committee consists of Ralph L. Schlosstein and Robert S. Kapito and acts in accordance with the powers permitted to such a committee under the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust. The Executive Committee, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, Amended and Restated By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Board.

        The Audit Committee consists of Dr. Andrew F. Brimmer, Richard E. Cavanagh, and Kent Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants.

        The Governance Committee consists of Dr. Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, James Clayburn La Force, Jr. and Walter F. Mondale. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Compensated Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of Independent Trustees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Compensated Trustees.

        One meeting of the Audit Committee and one meeting of the Executive Committee were held in the current fiscal year.

        No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

Codes of Ethics

        The Trust, BlackRock Advisors, BlackRock Financial Management and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the SEC's web site (http: //www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 1100 L Street NW, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

        BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $273 billion of assets under management as of December 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Fundssm and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions™ name.

        The BlackRock organization has over 14 years of experience managing closed-end funds and as of December 31, 2002 advised a closed-end family of 43 active funds with approximately $10.8 billion in assets. BlackRock has significant experience managing corporate bonds and preferred securities with over $42 billion of such securities across the portfolios it manages. As of December 31, 2002, BlackRock managed approximately $3.5 billion in preferred securities. BlackRock has an experienced team of portfolio managers and credit research analysts. The team includes 30 investment professionals with an average of 11 years experience. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The advisor and the sub-advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net"

basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

        The advisor and the sub-advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The advisor's and the sub-advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the advisor or the sub-advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

        The advisor and the sub-advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the advisor and/or the sub-advisor, and does not reduce the advisor's and/or the sub-advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the advisor's and/or the sub-advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

        One or more of the other investment companies or accounts which the advisor and/or the sub-advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the advisor and/or the sub-advisor in their discretion in accordance with the accounts' various investment objective. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the advisor's or the sub-advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

        It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

ADDITIONAL INFORMATION CONCERNING
THE AUCTIONS FOR AMPS

General

        Securities Depository.    The Depository Trust Company ("DTC") will act as the Securities Depository with respect to each series of AMPS. One certificate for all of the shares of each series will be registered in the name of The Bank of New York, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of AMPS to elect a majority of the Trust's trustees, as described under "Description of AMPS—Voting Rights" in the prospectus, The Bank of New York will be the holder of record of each series of AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

Concerning the Auction Agent

        The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

        The auction agent may rely upon, as evidence of the identities of the holders of AMPS, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction—Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

        The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

        The auction agent after each auction for shares of each series of AMPS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the series of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

        The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

        The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

DESCRIPTION OF COMMON SHARES

        A description of common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

OTHER SHARES

        The board of trustees (subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or AMPS, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the AMPS.

REPURCHASE OF COMMON SHARES

        The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, at any time when the Trust's AMPS are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued AMPS dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding AMPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment restrictions, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

        The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

        Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

U.S. FEDERAL INCOME TAX MATTERS

        The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

        The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. Federal income tax to the extent that it distributes its net investment company income and net realized capital gains. The Trust intends to distribute substantially all of such income.

        In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

        As a regulated investment company, the Trust generally is not subject to U.S. Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. Federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

        Based in part on a lack of present intention on the part of the Trust to redeem the AMPS at any time in the future, the Trust intends to take the position that under present law the AMPS will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting for example that the AMP constitutes debt of the Trust. If that position was upheld, distributions on the AMPS would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Trust.

        Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") including capital gain dividends credited to shareholders but retained by the Trust (as described above) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends and other distributions.

        The sale or other disposition of AMPS (except in the case of a redemption where a shareholder's percentage stock interest is not meaningfully reduced) will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long term gain or loss, if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. The Bush Administration has announced a tax proposal which would accelerate future reductions in individual tax rates (applicable to ordinary income and short term gains) and apply a maximum 35% tax rate for 2003 and thereafter.

        In general, distributions from trust preferred securities will not be eligible for a Dividends Received Deduction while distributions from traditional preferred securities may be eligible for the Dividends Received Deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

        The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary and capital gains) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, the Trust intends to allocate capital gains dividends between its common and AMPS shareholders in proportion to the total dividends paid out of earnings and profits to each class with respect to each tax year. Dividends subject to the Dividends Receive Deduction and tax-exempt dividends will similarly be allocated between these classes.

        If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when AMPS are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of AMPS until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net investment company income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem AMPS s in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

        A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for at least 31 days during a taxable year and a significant number of days in the prior two years.

        The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

        If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary income to the extent of the Trust's earnings and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amount from previous years on which the Trust paid no U.S. Federal income tax. While the Trust intends to distribute its taxable ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the accrued interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. Federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a domestic corporation, dividend payments by the Trust may be eligible for the Dividends Received Deduction to the extent of the deemed dividend portion of such accrued interest.

        Certain of the Trust's investment practices are subject to special and complex Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long term gain into short term gain and ordinary income, (iii) convert an ordinary loss into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing of a purchase or sale and (vi) adversely alter the characterization of certain complex financial transactions. The Trust will monitor its transactions and may make certain elections to mitigate the effect of these provisions.

        Income received by the Trust with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Trust's investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. Similarly to the makeup of the Trust's investment portfolio, the Trust will not be able to pass through to its shareholders tax-exempt dividends despite the fact that the Trust may receive some tax-exempt interest.

        Investments by the Trust in certain "passive foreign investment companies" could subject the Trust to Federal income tax (including interest changes) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Several elections may be available to the Trust to mitigate the effect of this provision but the elections generally accelerate the recognition of income without the receipt of cash.

        The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. Federal, foreign, state, local income or other taxes.

EXPERTS

        The Statement of Assets and Liabilities of the Trust as of February 18, 2003 and statement of operations for the period then ended appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the SEC. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database of the SEC's website at http://www.sec.gov or, at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
BLACKROCK PREFERRED OPPORTUNITY TRUST

        We have audited the accompanying statement of assets and liabilities of BlackRock Preferred Opportunity Trust (the "Trust") as of February 18, 2003 and the related statements of operations and changes in net assets for the period from January 8, 2003 (date of inception) to February 18, 2003. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at February 18, 2003 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 21, 2003

BLACKROCK PREFERRED OPPORTUNITY TRUST

STATEMENT OF ASSETS AND LIABILITIES

February 18, 2003

ASSETS:
Cash	$115,006
LIABILITIES:
Payable for organization costs	15,000

Net Assets	$100,006

Net assets were comprised of:
Common stock at par (Note 1)	$5
Paid-in capital in excess of par	115,001

115,006
Accumulated net investment loss	(15,000)

Net assets, February 18, 2003	$100,006

Net asset value per share:
Equivalent to 4,817 shares of common stock issued and outstanding, par value $0.001, unlimited shares authorized	$20.76

BLACKROCK PREFERRED OPPORTUNITY TRUST

STATEMENT OF OPERATIONS

For the period January 8, 2003 (date of inception) to February 18, 2003

Investment Income	$—
Expenses
Organization expenses	15,000

Net investment loss	$(15,000)

BLACKROCK PREFERRED OPPORTUNITY TRUST

STATEMENT OF CHANGES IN NET ASSETS

For the period January 8, 2003 (date of inception) to February 18, 2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment loss	$(15,000)

Net decrease in net assets resulting from operations	(15,000)

Capital Stock Transactions
Net proceeds from the issuance of common shares	115,006

Total increase	100,006

NET ASSETS
Beginning of period	—

End of period	$100,006

BLACKROCK PREFERRED OPPORTUNITY TRUST

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

Note 1.    Organization

        BlackRock Preferred Opportunity Trust (the "Trust") was organized as a Delaware statutory trust on January 8, 2003, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to Blackrock Funding, Inc. of 4,817 shares of common stock for $115,006 ($23.875 per share).

Note 2.    Agreements

        The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.65% of the average weekly value of the Trust's Managed Assets.

Note 3.    Organization Expenses and Offering Costs

        Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $925,300 limited to $.05 per share will be charged to paid-in capital at the time shares of beneficial interest are sold.

Note 4.    Cash & Cash Equivalents

        The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

BLACKROCK PREFERRED OPPORTUNITY TRUST

STATEMENT OF ASSETS AND LIABILITIES

April 3, 2003

(Unaudited)

Assets
Investments, at value (cost $552,887,463) (Note 1)	$553,440,793
Cash	55,879
Receivable for investments sold	25,352,570
Dividend receivable	200,662
Interest receivable	6,538,073

585,587,977

Liabilities
Reverse repurchase agreements (Note 4)	167,230,000
Payable for investments purchased	25,034,849
Investment advisory fee payable (Note 2)	257,625
Other accrued expenses	908,263

193,430,737

$392,157,240

Net Assets
Net assets were comprised of:
Common shares of beneficial interest:
Par value (Note 4)	$16,305
Paid in capital in excess of par	388,461,201

388,477,506

Undistributed net investment income (Note 1)	2,250,725
Accumulated net realized capital gain (Note 1)	875,679
Net unrealized appreciation (Note 1)	553,330

Net assets, April 3, 2003	$392,157,240

Net asset value per common share of beneficial interest:
($392,157,240/16,304,817) common shares of beneficial interest issued and outstanding)	$24.05

See Notes to Financial Statements

BLACKROCK PREFERRED OPPORTUNITY TRUST

STATEMENT OF OPERATIONS

For the period February 28, 2003* (date of inception) through April 3, 2003 (Unaudited)

Investment Income
Dividend	$952,683
Interest	1,673,874

2,626,557

Expenses
Investment advisory	257,625
Interest expense	57,938
Organiztion expense	15,000
Custodian	10,800
Independent accountants	4,603
Reports to shareholders	7,192
Registration	3,021
Transfer agent	1,726
Trustees	7,480
Legal	3,356
Miscellaneous	7,091

Total expenses	375,832

Net investment income	2,250,725

Realized and Unrealized Gain on Investments
Net realized gain on investments	875,679
Net change in unrealized appreciation on investments	553,330

Net gain on investments	1,429,009

Net Increase in Net Assets Resulting from Operations	$3,679,734

*
Commencement of investment operations (Note 1).

See Notes to Financial Statements

BLACKROCK PREFERRED OPPORTUNITY TRUST

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

For the period February 28, 2003(1) through April 3, 2003
Increase in Net Assets
Operations:
Net investment income	$2,250,725
Net realized gain on investments	875,679
Net change in unrealized appreciation on investments	553,330

Net increase in net assets resulting from operations	3,679,734

Capital Share Transactions:
Net proceeds from the issuance of common shares	388,477,506

Total increase	392,157,240

Net Assets
Beginning of period	—

End of period (including undistributed net investment income of $2,250,725)	$392,157,240

(1)
Commencement of investment operations. This information includes the initial investment by BlackRock Funding Inc. (Note 1)

See Notes to Financial Statements

BLACKROCK PREFERRED OPPORTUNITY TRUST

STATEMENT OF CASH FLOWS

For the period February 28, 2003* through April 3, 2003 (Unaudited)

Reconciliation of Net Increase in Net Asset Resulting from Operations to Net Cash Flows Used for Operating Activities
Net increase in net assets resulting from operations	$3,679,734

Increase in investments	(552,011,784)
Net realized gain	(875,679)
Increase in unrealized appreciation	(553,330)
Increase in receivable for investments sold	(25,352,570)
Increase in dividend receivable	(200,662)
Increase in interest receivable	(6,538,073)
Increase in payable for investments purchased	25,034,849
Increase in accrued expenses	1,165,888

Total adjustments	(559,331,361)

Net cash flows used for operating activities	$(555,651,627)

Increase In Cash
Net cash flows used for operating activities	$(555,651,627)
Cash flows provided by financing activities:
Capital contributions	388,477,506
Increase in reverse repurchase agreements	167,230,000

Net cash flows provided by financing activities	555,707,506
Net increase in cash	55,879
Cash at beginning of period	—

Cash at end of period	$55,879

BLACKROCK PREFERRED OPPORTUNITY TRUST

FINANCIAL HIGHLIGHTS

(Unaudited)

For the period February 28, 2003 through April 3, 2003
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2)	$23.88

Investment operations:
Net investment income	0.14
Net realized and unrealized gain on investments	0.08

Net increase from investment operations	0.22

Dividends and distributions:
Dividends from net investment income to:
Common shareholders	—
Preferred shareholders	—
Distributions in excess of net investment income to:
Common shareholders	—
Preferred shareholders	—

Total dividends and distributions	—

Capital charges with respect to issuance of:
Common shares	(0.05)

Preferred shares	—

Net asset value, end of period(2)	$24.05

Market value, end of period(2)	$24.92

TOTAL INVESTMENT RETURN(3)	(0.32)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(4)(5)
Operating Expenses	1.01%
Net investment income	6.06%
Preferred share dividends	—
Net investment income available to common shareholders	6.05%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$387,012
Portfolio turnover	9%
Net assets of common shareholders, end of period (000)	$392,157
Preferred shares outstanding (000)	$—
Asset coverage per preferred share end of period	$—

(1)
Commencement of investment operations. This information includes the intial investment by BlackRock Funding, Inc. (Note 1) Net assets value immediately after the closing of the public offering was $23.83.

(2)
Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal on Monday.

(3)
Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(4)
Annualized.

(5)
These ratios are not indicative of future expense ratios, due to the short operating history of the Trust. Please refer to the Trust's common shares prospectus for the estimated expense ratio.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

See Notes to Financial Statements

BLACKROCK PREFERRED OPPORTUNITY TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1. Organization & Accounting Policies

        The BlackRock Preferred Opportunity Trust (the "Trust") was organized as a Delaware statutory trust on January 8, 2003, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no other transactions other than when it sold 4,817 common shares for $115,006 ($23.875 per share) to BlackRock Funding, Inc. Investment operations commenced on February 28, 2003. The Trust's investment objective is to provide high current income consistent with capital preservation. No assurance can be given that the Trust's investment objective will be achieved.

        The following is a summary of significant accounting policies followed by the Trust.

        SECURITIES VALUATION:    The Trust values its securities on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Board of Trustees (the "Board"). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange traded securities are valued at their last sales price as of the close of trading on applicable exchanges. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, each Trust's Board.

        Securities Transactions and Investment Income:    Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, to interest income on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

        REPURCHASE AGREEMENTS:    In connection with transactions in repurchase agreements, a Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Trust may be delayed or limited.

        PREFERRED SECURITIES.    There are two basic types of preferred securities. The first, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

        TRADITIONAL PREFERRED SECURITIES.    Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests declared or otherwise made payable.

        Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

        Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate shareholders of a regulated investment company like the Trust generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction. However, not all traditional preferred securities pay dividends that are eligible for the Dividends Received Deduction.

        TRUST PREFERRED SECURITIES.    Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

        Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

        Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS(R)"); monthly income preferred securities ("MIPS(R)"); quarterly income bond securities ("QUIBS(R)"); quarterly income debt securities ("QUIDS(R)"); quarterly income preferred securities ("QUIPS/(SM)/"); corporate trust securities ("CORTS(R)"); public income notes ("PINES(R)"); and other trust preferred securities.

        Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

        Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

        CONVERTIBLE SECURITIES.    Convertible securities are debt securities or preferred stock that are exchangeable for common stock of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

        HIGH YIELD SECURITIES.    The Trust may invest up to 20% (measured at the time of purchase) of its Managed Assets in securities rated below investment grade at the time of purchase, such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

        REVERSE REPURCHASE AGREEMENTS.    Borrowings may be made by the Trust through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Trust designates on its books and records an amount equal to the amount borrowed. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

        DOLLAR ROLL TRANSACTIONS.    Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

        INTEREST RATE TRANSACTIONS.    Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

        The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Trust would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

        The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.

        The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust's use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling an interest rate swap or cap. The Trust would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage.

        Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

        Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that BlackRock believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, BlackRock will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust's investments.

        In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

        Segregation:    In cases in which the Investment Company Act of 1940, As amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or future contracts), each Trust will, consistent with certain interpretive letters issued by the

SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

        Federal Income Taxes:    It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

        Dividends and Distributions:    The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

        Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Deferred Compensation Plan:    Under the deferred compensation plan approved by the Board of Trustees, non-interested Trustees must defer portion of their annual complex A177compensation pursuant to the plan.

        Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock Trusts.

        The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trust's selected by the Trustees in order to match its deferred compensation obligations.

Note 2. Agreements

        The Trust has an Investment Management Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority owned subsidiary of The PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

        The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

        Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

Note 3. Portfolio Securities

        Purchases and sales of investment securities, other than short-term investments and U.S. Government securities, for the period ended April 3, 2003, aggregated $627,683,576 and $48,311,120 respectively.

        The Federal income tax cost basis of the Trust's investments at April 3, 2003, was $552,887,463 and accordingly, net unrealized appreciation was $553,330 (gross unrealized appreciation—$5,285,423 gross unrealized depreciation—$4,732,093).

Note 4. Capital

        There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 16,304,817 common shares outstanding as of April 3, 2003, BlackRock Funding, Inc. owned 4,817 shares.

        Transactions in common shares of beneficial interest for the period February 28, 2003 (commencement of investment operations) to April 3, 2003, were as follows:

Shares Issued in connection with initial public offering	16,304,817

Net increase in shares outstanding	16,304,817

        Offering costs of $815,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

Note 5. Borrowings

        Reverse Repurchase Agreements.    The Trust may enter into reverse repurchase agreements with qualified, third-party broker dealers as determined by and under the direction of the Trust's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Trust enters into a reverse reverse repurchase agreements, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

        The average daily balance and weighted average interest rate of reverse repurchase agreements during the period ended April 3, 2003 was $41,663,143 and 1.45%, respectively.

Note 6. Subsequent Events

        Subsequent to April 3, 2003 the underwriters exercised their overallotment option and issued an additional 2,000,000 common shares on April 9, 2003.

BLACKROCK PREFERRED OPPORTUNITY TRUST

PORTFOLIO OF INVESTMENTS

April 3, 2003 (Unaudited)

Principal Amount (000)	Decription	Value
	LONG-TERM INVESTMENTS—140.93% CORPORATE BONDS—35.21% Aerospace/Defense—2.45%
$8,000	Lockheed Martin Corp., 7.750%, 5/1/2026	$9,598,896

	Airlines—0.28%
1,100	Dunlop Standard Aerospace Holdings Plc, 11.875%, 5/15/2009	1,111,000

	Apparel—0.74%
3,000	Levi Strauss & Co., 12.250%, 12/15/2012 †	2,880,000

	Auto Parts & Equipment—1.52%
3,000	Dura Operating Corp., Series B, 8.625%, 4/15/2012	2,910,000
2,850	Rexnord Corp., 10.125%, 12/15/2012 †	3,035,250

		5,945,250

	Chemicals—0.80%
3,000	Lyondell Chemical Co., 11.125%, 7/15/2012	3,150,000

	Commercial Services—1.42%
3,000	Mail Well I Corp., 9.625%, 3/15/2012	2,940,000
3,000	United Rentals Inc., Series B, 9.250%, 1/15/2009	2,640,000

		5,580,000

	Diversified Financial Services—1.78%
5,000	Ford Motor Credit Co., 6.500%, 1/25/2007	4,837,500
2,010	Midland Funding II, Series A, 11.750%, 7/23/2005	2,130,600

		6,968,100

	Electric—2.19%
8,000	FirstEnergy Corp., Series B, 6.450%, 11/15/2011	8,563,453

	Electronics—0.78%
3,000	Stoneridge Inc., 11.500%, 5/1/2012	3,060,000

	Environmental Control—0.80%
3,000	Allied Waste North America, Series B, 10.000%, 8/1/2009	3,153,750

	Food—2.09%
8,000	Delhaize America Inc., 8.125%, 4/15/2011	8,210,000

	Forest Products and Paper—0.77%
3,000	Caraustar Industries Inc., 9.875%, 4/1/2011	3,030,000

	Healthcare—1.20%
2,000	MedQuest Inc., 11.875%, 8/15/2012 †	1,860,000
3,000	Insight Health Services Corp., Series B, 9.875%, 11/1/2011	2,850,000

		4,710,000

	Iron/Steel—0.71%
3,000	AK Steel Corp., 7.750%, 6/15/2012	2,775,000

	Lodging—2.29%
3,000	Extended Stay America Inc., 9.150%, 3/15/2008	2,932,500
3,000	Host Marriott Corp., Series B, 7.875%, 8/1/2008	2,895,000
3,000	Venetian Casino Resort LLC, 11.000%, 6/15/2010	3,165,000

		8,992,500

	Machinery/Diversified—0.27%
1,000	Manitowoc Co., 10.500%, 8/1/2012	1,040,000

	Media—1.68%
3,000	Dex Media East LLC/Dex Media East Finance Co., 12.125%, 11/15/2012 †	3,502,500
3,000	WRC Media Inc., 12.750%, 11/15/2009	3,075,000

		6,577,500

	Miscellaneous Manufacturing—2.73%
3,000	Dresser Inc., 9.375%, 4/15/2011	2,940,000
8,000	Tyco International Group SA, 5.800%, 8/1/2006	7,750,000

		10,690,000

	Oil & Gas—2.90%
8,000	Amerada Hess Corp., 7.300%, 8/15/2031	8,377,600
3,000	Hanover Equipment Trust, Series B, 8.750%, 9/1/2011	2,977,500

		11,355,100

	Packaging & Containers—1.53%
3,000	Crown European Holdings SA, 9.500%, 3/1/2011 †	3,060,000
3,000	Radnor Holdings Corp., 11.000%, 3/15/2010 †	2,940,000

		6,000,000

	Retail—3.36%
2,750	Asbury Automotive Group Inc., 9.000%, 6/15/2012	2,365,000
3,000	Buffets Inc., 11.250%, 7/15/2010	2,670,000
8,000	Sears Roebuck Acceptance Corp., 6.700%, 4/15/2012	8,160,000

		13,195,000

	Telecommunications—0.54%
3,000	AT&T Broadband, 8.375%, 3/15/2013	3,522,230

	Textiles—0.54%
2,200	Collins & Aikman Floor Cover, Series B, 9.750%, 2/15/2010	2,134,000

	Transportation—1.48%
3,000	Hornbeck Offshore Services Inc., 10.625%, 8/1/2008	3,210,000
2,500	Railamerica Transportation Corp., 12.875%, 8/15/2010	2,600,000

		5,810,000

	Total Corporate Bonds	138,051,779

	BANK TRUST PREFERRED SECURITIES—47.38%
	Banks—20.74%
8,000	Abbey National Capital Trust I, 8.963%, 12/29/2049	10,115,200
5,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.523%, 12/29/2049 †	5,431,050
15,000	Barclays Bank PLC, 6.860%, 9/29/2049 †	15,720,600
3,000	Bayerische Hypo-und Vereinsbank AG, 8.741%, 6/30/2031 †	2,606,730
2,623	Chase Capital I, Series A, 7.670%, 12/1/2026	2,787,615
3,000	Dresdner Funding Trust I, 8.151%, 6/30/2031 †	2,829,816
15,000	HSBC Capital Funding LP, 10.176%, 12/29/2049 †	21,105,000
400	Hubco Capital Trust I, Series B, 8.980%, 2/1/2027	435,500
3,000	North Fork Capital Trust II, 8.000%, 12/15/2027	2,835,297
15,000	Royal Bank of Scotland Group Plc, 7.648%, 8/31/2049	17,456,250

		81,323,058

	Diversified Financial Services—3.35%
769	JPM Capital Trust I, 7.540%, 1/15/2027	810,521
1,000	JPM Capital Trust II, 7.950%, 2/1/2027	1,088,741
3,000	Puget Sound Energy Capital Trust, Series B, 8.231%, 6/1/2027	3,125,700
7,500	Sun Life Canada US Capital Trust, 8.526%, 5/29/2049 †	8,105,038

		13,130,001

	Electric—3.73%
9,000	Comed Financing III, 6.350%, 3/15/2033	8,651,880
5,110	Dominion Resources Capital Trust III, 8.400%, 1/15/2031	5,989,496

		14,641,376

	Insurance—13.26%
3,000	Ace Capital Trust II, 9.700%, 4/1/2030	3,539,351
15,000	American General Institute C, 8.125%, 3/15/2046 †	18,795,958
6,000	AON Corp., 8.205%, 1/1/2027	5,997,821
6,000	AXA, 8.600%, 12/15/2030	6,736,425
4,000	Safeco Capital Trust I, 8.072%, 7/15/2037	4,271,315
7,270	Transamerica Capital III, 7.625%, 11/15/2037	7,027,877
6,000	Zurich Capital Trust, Series I, 8.376%, 6/1/2037 †	5,640,000

		52,008,746

	Pipelines—2.13%
8,000	KN Capital Trust III, 7.630%, 4/15/2028	8,370,803

	Savings & Loans—2.79%
5,000	Greenpoint Capital Trust I, 9.100%, 6/1/2027	5,593,750
5,000	Webster Capital Trust I, 9.360%, 1/29/2027 †	5,359,100

		10,952,850

	Telecommunications—1.38%
5,000	TCI Communications Finance, 9.650%, 3/31/2027	5,400,000

	Total Bank Trust Preferred Securities	185,826,833

SHARES	PREFERRED SECURITIES—58.34%
	Banks—9.16%
15,000	ABN AMRO North America Capital Funding Trust I, 6.968% †	17,070,630
30,000	Banesto Holdings, Series A, 10.500% †	870,000
85,000	Fleet Capital Trust IV, 7.200%	2,207,344
16,000	Fleet Capital Trust VIII, 7.200%	418,500
60,000	JP Morgan Chase & Co., Series L, 4.500%	5,880,000
60	Union Planter Preferred Funding Corp., 7.750% †	5,619,703
143,865	Zions Capital Trust, Series B, 8.000%	3,841,196

		35,907,372

	Diversified Financial Services—17.95%
75,000	Bear Stearns Cos. Inc., The, Series E, 6.150%	3,817,500
95,000	Bear Stearns Cos. Inc., The, Series G, 5.490%	4,465,000
124,500	CABCO Trust for AOL Time Warner, Series A-1, 7.625%	3,030,797
60,000	Chevy Chase Preferred Capital Corp., Series A, 10.375%	3,371,250
300,000	Citigroup Inc., Series G, 6.213%	15,600,000
60,000	Heller Financial Inc., Series D, 6.950%	7,141,860
40,000	JP Morgan Chase & Co., Series A, 5.000%	3,440,000
250,000	Lehman Brothers Holdings Capital Trust III, Series K, 6.375%	6,500,000
79,160	Lehman Brothers Holdings Inc., Series C, 5.940%	3,958,000
164,300	Lehman Brothers Holdings Inc., Series D, 5.670%	8,379,300
20,000	Merrill Lynch Preferred Capital Trust III, 7.000%	520,625
226,000	Morgan Stanley Capital Trust III, 6.250%	5,625,281
70,200	NB Capital Corp., 8.350%	1,877,850
11,200	Trust for Safeco Capital Trust I (CORTS), 8.750%	299,600
14,600	Trust for Safeco Capital Trust I (CORTS), Series II, 8.700%	385,732
2,000	Zurich RegCaPS Funding Trust, 6.010% †	1,970,000

		70,382,795

	Electric—4.75%
330,000	Alabama Power Co., 5.200%	8,058,930
10,000	Virginia Electric and Power Co., 5.500%	10,575,900

		18,634,830

	Insurance—7.40%
94,100	Everest Re Capital Trust, 7.850%	2,474,830
6,000	Fortis (US) Funding Trust II, 7.680% †	6,739,308
560,337	ING Groep NV, 7.200%	14,411,167
195,500	Renaissance Re Holdings Ltd., Series B, 7.300%	5,036,471
13,500	XL Capital Ltd., Series A, 8.000%	360,180

		29,021,956

	Media—1.58%
30,000	Cablevision Systems Corp., Series M, 11.125%	3,105,000
110,000	Comcast Corp., 2.000%	3,080,000

		6,185,000

	Oil & Gas—8.86%
21,800	Anadarko Petroleum Corp., 5.460%	2,202,040
105,000	Apache Corp., Series B, 5.680%	10,815,000
60,000	Chesapeake Energy Corp., 6.000% †	3,202,500
8,000	EOG Resources Inc., Series B, 7.195%	9,000,000
60,000	Lasmo USA Inc., 8.150% †	7,500,000
60,000	Hanover Compressor Capital Trust, 7.250%	2,025,000

		34,744,540

	Real Estate Investment Trusts—6.30%
45,500	Equity Office Properties Trust, Series G, 7.750%	1,188,688
320,000	Regency Centers Corp., 7.450%	8,000,000
6,000,000	Sovereign Real Estate Investment Corp., 12.000% †	7,476,000
320,000	Weingarten Realty Investors, Series D, 6.750%	8,032,000

		24,696,688

	Sovereign Agency—0.67%
50,000	Federal National Mortgage Assoc., Series I, 5.375%	2,625,000

	Telecommunications—1.67%
6,000	Centaur Funding Corp., 9.080% †	6,564,000

	Total Preferred Securities	228,762,181

	Total Long Term Investments (cost $552,087,463)	552,640,793

Principal
$8,000	SHORT-TERM INVESTMENTS—0.20%
	Discount Notes—0.20%
	Federal Home Loan Bank, 1.18%, 4/4/2003 (cost $800,0000)	800,000

	Total Investments—141.13% (cost $552,887,463)	553,440,793
	Liabilities in Excess of Other Assets—(41.13%)	(161,283,553)

	Net Assets Applicable to Common Shareholders—100%	$392,157,240

†
Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of April 3, 2002, the Trust held 40.8% of its net assets, with a current market value of $159,883,184 in securites restricted as to resale.

*
Rates quoted for Preferred Securities are yields as of the reporting date. Rates quoted for Corporate Bonds are stated rates at issuance.

CORTS—Corporate Backed Trust Securities

 APPENDIX A

BLACKROCK PREFERRED OPPORTUNITY TRUST
STATEMENT OF PREFERENCES OF
AUCTION MARKET PREFERRED SHARES
("AMPS")

        BLACKROCK PREFERRED OPPORTUNITY TRUST, a Delaware statutory trust (the "Trust"), certifies that:

        First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust's Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust's authorized AMPS, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

        Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of AMPS now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of AMPS, and shares of all such series being referred to collectively as AMPS).

 DEFINITIONS

        Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        (1)  "AA" COMPOSITE COMMERCIAL PAPER RATE, on any date for any Rate Period of shares of a series of AMPS, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Trust to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Trust does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

        (2)  "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 6 of Part I of this Statement.

        (3)  "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

        (4)  "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

        (5)  "AMPS," shall have the meaning set forth on the first page of this Statement.

        (6)  "APPLICABLE PERCENTAGE" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by S&P (if, S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

Prevailing Rating	Applicable Percentage
AA- or higher	150%
A- to A+	200%
BBB- to BBB+	225%
Below BB-	275%

        For purposes of this definition, the "prevailing rating" of shares of a series of AMPS shall be (i) AA- or higher if such shares have a rating of AA- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not AA- or higher, than A- if such shares have a rating of A- or better by S&P or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (iii) if not AA- or higher or A- then BBB- if such shares have a rating of BBB- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not AA- or higher, A- or BBB-, then BB- if such shares have a rating of BB- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not AA- or higher, A-, BBB-, or BB-, then below BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency.

        The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable either S&P or Fitch to provide a rating for each series of AMPS. If neither S&P nor Fitch shall make such a rating available, the Trust shall select another Rating Agency to act as a substitute Rating Agency.

        (7)  "APPLICABLE RATE" shall have the meaning specified in subparagraph (b) of Section 2 of Part II of this Statement.

        (8)  "AUCTION" shall mean each periodic implementation of the Auction Procedures.

        (9)  "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of AMPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

        (10) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

        (11) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

        (12) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

        (13) "AVAILABLE AMPS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

        (14) "BENEFICIAL OWNER," with respect to shares of a series of AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

        (15) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (16) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

        (17) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

        (18) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

        (19) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

        (20) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

        (21) "CODE" means the Internal Revenue Code of 1986, as amended.

        (22) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Trust as to which S&P, Fitch or any substitute rating agency then rating the AMPS shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

        (23) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

        (24) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

        (25) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of AMPS, shall mean the date on which the Trust initially issued such shares.

        (26) "DECLARATION" shall have the meaning specified in the First paragraph of this Statement

        (27) "DEPOSIT SECURITIES" means cash and any obligations or securities, including Short Term Money Market Instruments, rated at least A (having a remaining maturity of 12 months or less), rated A-1+ or SP-1+ by S&P.

        (28) "DISCOUNT FACTOR" means the S&P Discount Factor (if S&P is then rating the AMPS), Fitch Discount Factor (if Fitch is then rating the AMPS) or the discount factor established by any Other Rating Agency which is then rating the AMPS and which so requires, whichever is applicable.

        (29) "DISCOUNTED VALUE" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

        (30) "DIVIDEND PAYMENT DATE," with respect to shares of a series of AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

        (31) "DIVIDEND PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

        (32) "ELIGIBLE ASSETS" means S&P Eligible Assets or Fitch's Eligible Assets (if S&P or Fitch are then rating the AMPS at the Trust's request) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

        (33) "EXISTING HOLDER," with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

        (34) "FAILURE TO DEPOSIT," with respect to shares of a series of AMPS, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (35) "FITCH" means Fitch Ratings and its successors at law.

        (36) "FITCH DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

        (37) "FITCH ELIGIBLE ASSETS" shall have the meaning specified in Section 4 of Appendix A hereto.

        (38) "FITCH EXPOSURE PERIOD" shall have the meaning specified in Section 4 of Appendix A hereto.

        (39) "HOLDER," with respect to shares of a series of AMPS, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

        (40) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (41) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

        (42) "INITIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

        (43) "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

        (44) "INVESTMENT COMPANY ACT CURE DATE," with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

        (45) "INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

        (46) "LATE CHARGE" shall have the meaning specified in subparagraph (e) (i) (B) of Section 2 of Part I of this Statement.

        (47) "LIQUIDATION PREFERENCE," with respect to a given number of AMPS, means $25,000 times that number.

        (48) "MARKET VALUE" shall mean the fair market value of an asset of the Trust as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service or dealer when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

        (49) "MAXIMUM RATE," for shares of a series of AMPS on any Auction Date for shares of such series, shall mean for any Rate Period, the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

        (50) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

        (51) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

        (52) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 10 of Part I of this Statement.

        (53) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of AMPS pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

        (54) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (55) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of AMPS, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

        (56) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

        (57) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of AMPS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

        (58) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the AMPS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 42nd day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction

Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate) or other rate or rates, as the case may be in respect of those days; (D) the amount of any indebtedness or obligations of the Trust senior in right of payment to the AMPS; (E) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the face value of cash, short-term securities rated A-1 or SP-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(E) become payable, any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(E).

        (59) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 6 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

        (60) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust or such other persons dult authorized by the Board of Trustees of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

        (61) "PRICING SERVICE" means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or S&P, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

        (62) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each January, April, July and October of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

        (63) "RATE PERIOD," with respect to shares of a series of AMPS, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

        (64) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 3 of Part I of this Statement.

        (65) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

        (66) "REFERENCE RATE" shall mean (i) the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and in the case of Special Rate Periods of more than 28 Rate Period

Days but fewer than 183 Rate Period Days; and (ii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

        (67) "S&P" shall mean Standard & Poor's, a division of the McGraw-Hill Companies, and its successors.

        (68) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

        (69) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

        (70) "S&P EXPOSURE PERIOD" shall have the meaning specified in Section 4 of Appendix A.

        (71) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

        (72) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

        (73) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

        (74) "SPECIAL RATE PERIOD," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

        (75) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 10 of Part I of this Statement.

        (76) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

        (77) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (78) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (79) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (80) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

        (81) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

        (82) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean any commercial paper dealer selected by the Trust as to which S&P, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

        (83) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" any U.S. Government securities dealer selected by the Trust as to which S&P, Fitch or any Other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

        (84) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

        (85) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

        (86) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate, the Treasury Bill Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

        (87) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

        (88) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

        (89) "TRUST" shall mean the entity named on the first page of this statement, which is the issuer of the AMPS.

        (90) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Trust as to which S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

        (91) "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Thursday that is a Business Day, or for any Thursday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issuance.

        (92) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

        (93) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

 PART I.

1.    Number of Authorized Shares.

        The number of authorized shares constituting a series of the AMPS shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2.    Dividends.

        (a)  Ranking. The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

        (b)  Cumulative Cash Dividends. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

        (c)  Dividends Cumulative From Date of Original Issue Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

        (d)  Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of AMPS shall be as set forth with respect to shares of such series in Section 7 of Appendix A hereto; provided, however, that:

            (i)  if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

          (ii)  notwithstanding Section 7 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of AMPS consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I.

        (e)  Dividend Rates and Calculation of Dividends.

            (i)  Dividend Rates. The dividend rate on AMPS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation as to Series" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

            (A)  an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

            (B)  any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 10 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

            (C)  any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business

    Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BB); or

            (D)  any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event S&P is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BB) (the rate per annum at which dividends are payable on shares of a series of AMPS for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

          (ii)  Calculation of Dividends. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

        (f)    Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (g)  Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

        (h)  Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

        (i)    Dividends Paid to Holders. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

        (j)    Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.    Designation of Special Rate Periods.

        (a)  Length of and Preconditions for Special Rate Period. The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 3 (a "Special Rate Period"); provided, however, that such Special Rate Period may consist of a number of Rate Period Days not evenly divisible by seven if all shares of such series of AMPS are to be redeemed at the end of such Special Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 3, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 10 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of AMPS as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify S&P (if S&P is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

        (b)  Adjustment of Length of Special Rate Period. If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a [            ] that is a Business Day in the case of a series of AMPS designated as "Series [    ] AMPS" in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first [            ] that is followed by a [            ] that is a Business Day preceding what would otherwise be such last day.

        (c)  Notice of Proposed Special Rate Period. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

        (d)  Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

            (i)  a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, or (4) Trust does not receive confirmation from S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS) that the proposed Special Rate Period will not affect such rating agency's then current rating on the AMPS, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, S&P Eligible Assets (if S&P is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period; or

          (ii)  a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

        (e)  Failure to Deliver Notice of Special Rate Period. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (d)(i) of this Section 3, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either S&P or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 3. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 3, the Trust will provide S&P (if S&P is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

4.    Voting Rights.

        (a)  One Vote Per Share of AMPS. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the AMPS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each of the AMPS entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and AMPS voting together as a single class, shall elect the balance of the trustees.

        (b)  Voting For Additional Trustees.

            (i)  Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

            (A)  if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

            (B)  if at any time holders of preferred shares, including the AMPS, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.

        Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii)  Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional trustees as described in subparagraph (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

          (iii)  Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected trustees of the Trust.

          (iv)  Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other AMPS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

        (c)  Holders of AMPS to Vote on Certain Other Matters.

            (i)  Increases in Capitalization. So long as any AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if S&P or Fitch is not then rating the AMPS, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 8 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the AMPS Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would materially and adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

          (ii)  Investment Company Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding AMPS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

        (d)  Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by S&P or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from S&P or Fitch (such confirmation being required to be obtained only in the event S&P or Fitch is rating the AMPS and in no event being required to be obtained from S&P in the case of the definitions of (x) Deposit Securities and Discounted Value as such terms apply to Fitch Eligible Assets and (y) Fitch Discount Factor, Fitch Eligible Asset Fitch Exposure Period and Fitch Industry Classification and Fitch in no event being required to be obtained from Fitch in the case of the definitions of (x) Discounted Value as such term applies to S&P Eligible Assets, and (y) S&P Discount Factor, S&P Exposure Period, S&P

Eligible Asset and S&P Industry Classification) that any such amendment, alteration or repeal would not impair the ratings then assigned by S&P or Fitch, as the case may be, to the AMPS:

Deposit Securities	Preferred Shares Basic Maintenance Cure Date
Discounted Value	Preferred Shares Basic Maintenance Report
Escrowed Bonds	Quarterly Valuation Date
Market Value	Fitch Discount Factor
S&P Discount Factor	Fitch Eligible Asset
S&P Eligible Asset	Fitch Exposure Period
S&P Exposure Period	Fitch Industry Classification
S&P Industry Classification	Valuation Date
1940 Act Cure Date	Volatility Factor
1940 Act Preferred Asset Coverage
Preferred Shares Basic Maintenance Amount

        (e)  Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

        (f)    No Preemptive Rights Or Cumulative Voting. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

        (g)  Voting For Trustees Sole Remedy For Trust's Failure To Pay Dividends. In the event that the Trust fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

        (h)  Holders Entitled To Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 10 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.    Investment Company Act Preferred Shares Asset Coverage.

        The Trust shall maintain, as of the last Business Day of each month in which any AMPS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

6.    Preferred Shares Basic Maintenance Amount.

        (a)  So long as AMPS are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the AMPS) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

        (b)  On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

        (c)  Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either S&P or Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), S&P Eligible Assets (if S&P is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation"), (iii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (iv) with respect to such confirmation to S&P and Fitch, that the Trust has satisfied the requirements of Section 11 of Appendix A to this Statement (such information is herein called the "Accountant's Confirmation").

        (d)  Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either S&P or Fitch is then rating the AMPS) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

        (e)  If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the AMPS), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the AMPS Basic Maintenance Report to S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either S&P or Fitch is then rating the AMPS) promptly following receipt by the Trust of such Accountant's Confirmation.

        (f)    On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Trust shall complete and deliver to S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report.

        (g)  On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), the Trust shall complete and deliver to S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

7.    Reserved.

8.    Restrictions on Dividends and Other Distributions.

        (a)  Dividends on Shares Other than the AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

        (b)  Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

        (c)  Other Restrictions on Dividends and Other Distributions. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of S&P Eligible Assets (if S&P is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.

9.    Rating Agency Restrictions.

        Except as expressly permitted in Section 11 of Appendix A hereto or as otherwise permitted by the then-current guidelines of Fitch (if Fitch is then rating the AMPS) and S&P (if S&P is then rating the AMPS), for so long as any AMPS are outstanding and S&P or Fitch or both is rating such shares, the Trust will not, unless it has received written confirmation from S&P or Fitch, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

          (a)  buy or sell futures or write put or call options;

          (b)  borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

          (c)  issue additional shares of any series of AMPS or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any AMPS previously purchased or redeemed by the Trust;

          (d)  engage in any short sales of securities;

          (e)  lend securities;

          (f)    merge or consolidate into or with any other corporation;

          (g)  change the pricing service (currently FT Interactive Data Corporation) referred to in the definition of Market Value;

          (h)  enter into reverse repurchase agreements; or

          (i)    engage in interest rate swaps, caps and floors, except that the Trust may, without obtaining the written consent described above, engage in swaps, caps and floors if; (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A or A-1 or better by S&P or Fitch; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is "in the money" is valued at 95% of the accrued net excess of the Trust's entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the AMPS) and the Discounted Value of the S&P Eligible Assets (if S&P is then rating the AMPS); (iv) for swaps, caps and floors that are "out of the money", 100% of any accrued net excess of the Trust's obligations under such instrument over its entitlements under such instrument, which excess is included as a liability of the Trust for the purposes of calculating the Preferred Share Basic Maintenance Amount (if either S&P or Fitch are then rating the AMPS); (v) the swap, cap or floor will be terminated if the Trust fails to maintain Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS) and S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the AMPS) on any two consecutive Valuation Dates; and (vi) the Trust provides Fitch (if Fitch is then rating the AMPS) and S&P (if S&P is then rating the AMPS) subsequent notice of entering into the swap, cap or floor.

        In the event any AMPS are outstanding and another rating agency is rating such shares in addition to or in lieu of S&P or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by S&P or Fitch.

10.  Redemption.

        (a)  Optional Redemption.

            (i)  Subject to the provisions of subparagraph (v) of this paragraph (a), AMPS of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of AMPS may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) unless otherwise provided in Section 9 of Appendix A hereto, shares of a series of AMPS are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii)  A Notice of Special Rate Period relating to shares of a series of AMPS for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

          (iii)  If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

          (iv)  Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of AMPS may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

          (v)  The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Trust has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of S&P Eligible Assets (if S&P is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

        (b)  Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Trust fails to have either S&P Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having S&P Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 22 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 22 days after such Cure Date, the Trust shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

        (c)  Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this Section 10, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and (ii) to Fitch, if Fitch is then rating the AMPS and to S&P, if S&P is then rating the AMPS. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 10 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 10 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (d)  No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

        (e)  Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

        (f)    Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

        (g)  Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 10, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of AMPS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of AMPS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

        (h)  Compliance with Applicable Law. In effecting any redemption pursuant to this Section 10, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

        (i)    Only Whole AMPS May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

        (j)    Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 10, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Trust receives written notice from S&P (if S&P is then rating the

AMPS) and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by S&P and Fitch to shares of AMPS.

11.  Liquidation Rights

        (a)  Ranking. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

        (b)  Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Trust. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Trust.

        (c)  Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

        (d)  Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

        (e)  Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.  Miscellaneous.

        (a)  Amendment of Appendix A to Add Additional Series. Subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the series and

AMPS theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

        (b)  Appendix A Incorporated by Reference. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

        (c)  No Fractional Shares. No fractional shares of AMPS shall be issued.

        (d)  Status of AMPS Redeemed, Exchanged or Other Wise Acquired by the Trust. AMPS which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.

        (e)  Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

        (f)    Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

        (g)  Notices. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

 PART II.

1.    Orders.

        (a)  Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

            (i)  each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

            (A)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

            (B)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

            (C)  the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

      and

          (ii)  (one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

        (b)  (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

            (B)  such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

            (C)  the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii)  A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of such series specified in such Sell Order; or

            (B)  such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii)  A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

            (B)  such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

        (c)  No Order for any number of AMPS other than whole shares shall be valid.

        (d)  A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Rate for AMPS on the Auction Date will not be accepted.

2.    Submission of Orders by Broker-Dealers to Auction Agent.

        (a)  Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

            (i)  the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

          (ii)  the aggregate number of shares of such series that are the subject of such Order;

          (iii)  to the extent that such Bidder is an Existing Holder of shares of such series:

            (A)  the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

            (B)  the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

            (C)  the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv)  to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

        (b)  If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c)  If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d)  If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

            (i)  all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii)  (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

            (B)  subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

            (C)  subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D)  in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii)

    shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii)  all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e)  If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f)    Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3.    Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

        (a)  Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

            (i)  the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

          (ii)  from the Submitted Orders for shares of such series whether:

            (A)  the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

    exceeds or is equal to the sum of:

            (B)  the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

            (C)  the number of Outstanding shares of such series subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii)  if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

            (A)  (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

            (B)  (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

        (b)  Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

            (i)  if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii)  if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

          (iii)  if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 10 of Appendix A hereto.

4.    Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

         Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a)  If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

            (i)  Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

          (ii)  Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

          (iii)  Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

          (iv)  each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such

  Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

          (v)  each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

        (b)  If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

            (i)  Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

          (ii)  Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

          (iii)  Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

        (c)  If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

        (d)  If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

        (e)  If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

        (f)    Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g)  Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.    Notification of Allocations.

        Whenever the Trust intends to include any net capital gains in any dividend on AMPS, the Trust may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of AMPS believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6.    Auction Agent.

        For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7.    Transfer of AMPS.

        Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8.    Global Certificate.

        Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

9.    Force Majeure.

        (a)  Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an "act of God," natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Dividend Rate determined on the previous Dividend Date, provided that, if the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a Minimum Rate Period and the Applicable Rate shall be 80% "AA" Composite Commercial Paper Rate applicable to such Minimum Rate Perdiod.

        (b)  Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

            (i)  the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii)  the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii)  the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

        IN WITNESS WHEREOF, BLACKROCK PREFERRED OPPORTUNITY TRUST, has caused these presents to be signed as of                , 2003 in its name and on its behalf by its Vice President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.

BLACKROCK PREFERRED OPPORTUNITY TRUST
By:
Name: Kevin Klingert Title: Vice President
ATTEST:
Name: Anne F. Ackerley Title: Secretary

                            , 2003

 BLACKROCK PREFERRED OPPORTUNITY TRUST

APPENDIX A

SECTION 1

Designation as to Series.

        SERIES [    ]: A series of            AMPS, liquidation preference $25,000 per share, is hereby designated "Auction Market Preferred Shares, Series [    ]." Each of the            shares of Series [    ] AMPS issued on                , 2003 shall, for purposes hereof, be deemed to have a Date of Original Issue of                , 2003; have an Applicable Rate for its Initial Rate Period equal to            % per annum; have an initial Dividend Payment Date of                , 2003; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series [    ] AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series [    ] AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. The Series [    ] AMPS shall constitute a separate series of AMPS of the Trust, and each share of Series [    ] AMPS shall be identical except as provided in Section 11 of Part I of this statement.

SECTION 2

Number of Authorized Shares Per Series.

        The number of authorized shares constituting Series [    ] AMPS is            .

SECTION 3

Exceptions to Certain Definitions.

        Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

        Not applicable.

SECTION 4

Certain Definitions.

        For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        "APPROVED FOREIGN NATIONS" has the meaning set forth in the definition of "Fitch Eligible Assets."

        "APPROVED PRICE" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

        "DEBT SECURITIES" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

        "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria or, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating by S&P, are not rated by S&P but have been determined to be legally defeased by another Rating Agency or have been determined to be economically defeased by another Rating Agency and assigned a rating from such Rating Agency.

        "FITCH DISCOUNT FACTOR" has the meaning, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

            (i)  Preferred Stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

PREFERRED STOCK(1)	DISCOUNT FACTOR
AAA Taxable Preferred	130.58%
AA Taxable Preferred	133.19%
A Taxable Preferred	135.91%
BBB Taxable Preferred	138.73%
BB Taxable Preferred	153.23%
Not rated or below BB Taxable Preferred	161.08%
Investment Grade DRD Preferred	163.40%
Not rated or below Investment Grade DRD Preferred	201.21%

          (2)  If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table.

          (ii)  Corporate Debt Securities: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

TERM TO MATURITY OF CORPORATE DEBT SECURITY(1)	AAA	AA	A	BBB
3 years or less (but longer than 1 year)	106.38%	108.11%	109.89%	111.73%
5 years or less (but longer than 3 years)	111.11	112.99	114.94	116.96
7 years or less (but longer than 5 years)	113.64	115.61	117.65	119.76
10 years or less (but longer than 7 years)	115.61	117.65	119.76	121.95
15 years or less (but longer than 10 years)	119.76	121.95	124.22	126.58
More than 15 years	124.22	126.58	129.03	131.58

          (1)  If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table.

          The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security rated CCC by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

          The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

          (iii)  Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

          The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

          The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

          If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

          (iv)  U.S. Government Securities and U.S. Treasury Strips:

TIME REMAINING TO MATURITY	DISCOUNT FACTOR
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
Greater than 10 years	122%

          (v)  Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

          (vi)  Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

        (vii)  Common Stocks—Discounted at 370%

        (viii)  Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

          (ix)  Municipal Obligations. The Fitch Discount Factor applicable to Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

RATING CATEGORY

	AAA*	AA*	A*	BBB*	F1**	UNRATED*** 7
Exposure Period weeks	151%	159%	166%	173%	136%	225% 8 weeks
or less but greater than 7 weeks	154%	161%	168%	176%	137%	231% 9 weeks
or less but greater than 8 weeks	158%	163%	170%	177%	138%	240%

*
Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).
**
Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
***
Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) or unrated.

        Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

        "FITCH DIVERSIFICATION LIMITATIONS": Portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

Security Rated At Least	Maximum Single Issuer(1)	Maximum Single Industry(1),(2)	Minimum Issue Size ($ in million)(3)
AAA	100%	100%	$100
AA-	20	75	100
A-	10	50	100
BBB-	6	25	100
BB-	4	16	50
B-	3	12	50
CCC	2	8	50

(1)
Percentages represent a portion of the aggregate market value of corporate debt securities.

(2)
Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3)
Preferred stock has a minimum issue size of $50 million.

        "FITCH ELIGIBLE ASSET" shall mean:

          (x)  cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

          (xi)  Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

        (xii)  U.S. Government Securities and U.S. Treasury Strips;

        (xiii)  debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina,

  Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

        (xiv)  Preferred stocks if (A) dividends on such preferred stock arecumulative, (B) such securities provide for the periodic payment of dividendsthereon in cash in U.S. dollars or euros and do not provide for conversion orexchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (C) the issuerof such a preferred stock has common stock listed on either the New York StockExchange or the American Stock Exchange, (D) the issuer of such a preferredstock has a senior debt rating or preferred stock rating from Fitch of BBB- orhigher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million

        (xv)  Rule 144A Securities;

        (xvi)  Common Stocks (i) (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Corporation; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (2) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated ADRs which are traded in the United States on exchange or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of

  Columbia, provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Corporation's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations") shall not be a Fitch Eligible Asset.

      (xvii)  Municipal debt obligation that (A) pays interest in cash (B) is part of an issue of municipal debt obligations of at least $5 million, except for municipal debt obligations rated below A by Fitch or the equivalent rating by another Rating Agency, in which case the minimum issue size is $10 million.

      (xviii)  Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO.

          Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

          Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

          Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Trust by its investment advisor, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

        "FITCH EXPOSURE PERIOD" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

        "FITCH INDUSTRY CLASSIFICATIONS" shall mean, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

    Aerospace & Defense
    Automobiles
    Banking, Finance & Real Estate
    Broadcasting & Media
    Building & Materials
    Cable
    Chemicals
    Computers & Electronics
    Consumer Products
    Energy
    Environmental Services
    Farming & Agriculture
    Food, Beverage & Tobacco
    Gaming, Lodging & Restaurants
    Healthcare & Pharmaceuticals
    Industrial/Manufacturing
    Insurance leisure & Entertainment
    Metals & Mining
    Miscellaneous
    Paper & Forest Products
    Retail
    Sovereign
    Supermarkets & Drug stores
    Telecommunications
    Textiles & Furniture
    Transportation utilities
    Structured finance obligations
    Packaging and Containers
    Business Services

        The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

        "FOREIGN BONDS" has the meaning set forth in the definition of "Fitch Eligible Assets."

        "INVERSE FLOATER" shall mean trust certificates or other instruments evidencing interests in one or more Municipal Obligations that qualify as S&P Eligible Assets, the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating instruments have only one reset remaining until maturity. Inverse Floaters that are leveraged do not qualify as S&P Eligible Assets. Inverse Floaters are not subject to issuance size requirements in order to qualify as S&P Eligible Assets.

        "MONEY MARKET FUND" is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.

        "OTHER RATING AGENCY" means any Rating Agency other than S&P or Fitch then providing a rating for the AMPS pursuant to the request of the Trust.

        "OTHER RATING AGENCY ELIGIBLE ASSETS" means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust's assets in connection with such Other Rating Agency's rating of AMPS.

        "PERFORMING" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

        "RATING AGENCY" shall mean a nationally recognized statistical rating organization ("NRSRO").

        "REORGANIZATION BONDS" has the meaning set forth under the definition of "Fitch Eligible Assets."

        "RULE 144A SECURITIES" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment advisor acting pursuant to procedures approved by the Board of Trustees of the Trust.

        "S&P DISCOUNT FACTOR" means, with respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor provided that the S&P Exposure Period is 25 Business Days or less:

Type of S&P Eligible Asset	Discount Factor for AAA Rating
Public Equity Small Cap Common Stocks	180%
Public Equity Mid Cap Common Stocks	162%
Public Equity Large Cap Common Stocks	149%
DRD Eligible Preferred Stock with a senior or preferred stock rating of at least BBB	245%
Non-DRD Eligible Preferred Stock with a senior or preferred stock rating of at least BBB	164%
DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB	250%
DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB-	169%
Un-rated DRD Eligible Preferred Stock	255%
Un-rated Non-DRD Eligible Preferred Stock	174%
Convertible bonds rated AAA to AAA-	165%
Convertible bonds rated AA+ to AA-	170%
Convertible bonds rated A+ to A-	175%
Convertible bonds rated BBB+ to BBB-	180%
Convertible bonds rated BB+ to BB-	185%
Convertible bonds rated B+ to B	190%
Convertible bonds rated B-	195%
Convertible bonds rated CCC+	205%
Convertible bonds rated CCC	220%
U.S. Short-Term Money Market Investments with maturities of 180 days or less	104%
U.S. Short-Term Money Market Investments with maturities of between 181 and 360 days	113%
U.S. Government Obligations (52 week Treasury Bills)	102%
U.S. Government Obligations (Two-Year Treasury Notes)	104%
U.S. Government Obligations (Five-Year Treasury Notes)	110%
U.S. Government Obligations (Ten-Year Treasury Notes)	117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)	130%
Agency Mortgage Collateral (Fixed 15-Year)	129%
Agency Mortgage Collateral (Fixed 30-Year)	132%

Agency Mortgage Collateral (ARM 1/1)	122%
Agency Mortgage Collateral (ARM 3/1)	123%
Agency Mortgage Collateral (ARM 5/1)	123%
Agency Mortgage Collateral (ARM 10/1)	123%
Mortgage Pass-Through Fixed (15 Year)	131%
Mortgage Pass-Through Fixed (30 Year)	134%
Corporate Bonds rated at least AAA	110%
Corporate Bonds rated at least AA+	111%
Corporate Bonds rated at least AA	113%
Corporate Bonds rated at least AA-	115%
Corporate Bonds rated at least A+	116%
Corporate Bonds rated at least A	117%
Corporate Bonds rated at least A-	118%
Corporate Bonds rated at least BBB+	120%
Corporate Bonds rated at least BBB	122%
Corporate Bonds rated at least BBB-	124%
Corporate Bonds rated at least BB+	129%
Corporate Bonds rated at least BB	135%
Corporate Bonds rated at least BB-	142%
Corporate Bonds rated at least B+	156%
Corporate Bonds rated at least B	169%
Corporate Bonds rated at least B-	184%
Corporate Bonds rated at least CCC+	202%
Corporate Bonds rated at least CCC	252%
Corporate Bonds rated at least CCC-	350%
Cash and Cash Equivalents	100%
Municipal Bonds rated AAA	143%
Municipal Bonds rated AA	146%
Municipal Bonds rated A	149%
Municipal Bonds rated BBB	153%
Municipal Bonds rated BB	175%
Municipal Bonds rated B	195%
Municipal Bonds rated CCC	215%
Unrated Municipal Bonds	220%

        Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P

Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

        The S&P Discount Factor applied to cash and cash equivalents will be (A) 100% and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

        The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Trust used as "sweep" vehicles will be 111%. Money Market Funds rated `AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

        "S&P ELIGIBLE ASSETS" shall mean:

        (i)    Deposit Securities;

        (ii)  U.S. Government Obligations and U.S. Government Agencies;

        (iii)  Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

          (A)  At least 80% of the Market Value of the Other Debt is rated at least "BBB" by S&P, and no more than 10% of the Other Debt may be unrated;

          (B)  the remaining term to maturity of such Other Debt shall not exceed thirty (30) years;

          (C)  and such Other Debt must provide for periodic interest payments in cash over the life of the security;

          (D)  the issuer of such evidences of indebtedness files periodic financial statements with the U.S. Securities and Exchange Commission;

provided, however, that at least 80% of the Market Value of the Trust's Other Debt must be rated at least "BBB" by S&P and non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Trust's Other Debt;

        (iv)  Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

          (A)  such evidence of indebtedness is rated at least CCC by S&P; and

          (B)  if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

        (v)  Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

          (A)  For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

          (B)  Qualifying "large pool" FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

          (C)  FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

          (D)  Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

        (vi)  Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

        (vii) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

          (A)  such preferred stock is rated by S&P at least BBB or the senior debt of the issuer of such preferred stock is rated by S&P at least BBB;

          (B)  the market capitalization of the issuer of such preferred stock is at least $50 million;

          (C)  the issuer or the parent of the issuer of such preferred stock is traded on the NYSE, AMEX or NASDAQ exchanges (or any equivalent or successors thereto) if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more, exchange listing is not required;

          (D)  with respect to auction or floating rate preferred stock, such preferred stock may not have been subject to a failed auction and may not have a dividend period exceeding 49 days, except for a new issue, where the first dividend period may be up to 64 days;

          (E)  with respect to adjustable rate preferred stock ("ARPs"), the aggregate Market Value of the Trust's ARPS may not exceed 10% of the Trust's S&P Eligible Assets;

          (F)  not more than 15% of the Market Value of the preferred stock securities may be from an issuers with a B- or below senior rating or from an issuer with a market capitalization below US $50 million; and

          (G)  the Trust may hold positions in an issuer's preferred stock in an amount up to 10% of the Market Value of the Trust's S&P Eligible Assets;

        (viii) Common Stocks. Common stocks that satisfy all of the following conditions:

          (A)  such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ for at least 450 days, but excluding "144a" or "pink sheet" stock not carried in daily newspaper over-the-counter listings;

          (B)  the market capitalization of such issuer of common stock exceeds $100 million;

          (C)  the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;

          (D)  if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Trust is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts; and

          (E)  if such issuer is registered as an investment company under the 1940 Act, such issuer does not invest more than 25% of the value of its gross assets in securities that are not S&P Eligible Assets by reason of clause (D) above;

provided, however, that the Trust's holdings of the common stock of any single issuer that satisfies the conditions set forth in clauses (A) through (E) above shall be included in S&P Eligible Assets only to the extent that (1) such holdings do not exceed a number of shares representing the average monthly trading volume of such common stock during the preceding 12 month period, and (2) to the extent remaining eligible after the operation of the foregoing item (1), the aggregate Market Value of such holdings, when added to the aggregate Market Value of the Trust's holdings of each of its three largest issuers is not in excess of 5% of the aggregate Market Value of the Trust's S&P Eligible Assets, and of the remaining issuers, is not in excess of 2% of the aggregate Market Value of the Trust's S&P Eligible Assets.

        (ix)  Rule 144A Securities; or

        (x)  Municipal Obligations. Municipal Obligations. A Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) The bonds should have an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated 'AA' or better by Standard & Poor's; or, if not rated by S&P but rated equivalent or higher to an AA by another nationally recognized statistical rating organization, on a case by case basis; (iv) is not subject to a covered call or put option written by the Trust; (v) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (vi) The bonds are issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; (vii) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than Standard & Poor's; and (viii) except for Inverse Floaters, is part of an issue of Municipal Obligations with an original issue size of at least $10 million. Any Municipal Obligation that is a part of an original issue size of less than $10 million must carry a rating of at least AA by S&P or an equivalent rating by another nationally recognized statistical rating organization and the Market Value of such Municipal Obligations may not exceed 20% of the aggregate Market Value of S&P Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

          (A)  Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) rated at least "BBB" by S&P or "A" by another Rating Agency shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

          (B)  Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

          (C)  Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets;

Escrow Bonds may comprise 100% of the Trust's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Trust described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Trust's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category.

With respect to the above, the Trust's portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications.

        "S&P EXPOSURE PERIOD" shall mean the sum of (i) that number of days from the last Valuation Date on which the Trust's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Trust's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Trust has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Trust has to effect a mandatory redemption under Section 10 (b) of this Statement.

        "S&P INDUSTRY CLASSIFICATIONS" shall mean, for the purposes of determining S&P Eligible Assets, each of the following industry classifications:

  Aerospace & Defense
  Air Freight and Logistics Airlines
  Automobiles
  Automobile Components
  Beverages

  Biotechnology
  Building Products
  Cable
  Capital Markets
  Computers & Peripherals
  Commercial Banks
  Commercial Services & Supplies
  Communications Equipment
  Construction & Engineering
  Consumer Finance
  Containing & Packaging
  Distributors
  Diversified Financial Services
  Diversified Telecommunication Services
  Electric Utilities
  Electrical Equipment
  Electronic Equipment & Instrument
  Energy Equipment & Services
  Food & Staples Retailing
  Food Products
  Gas Utilities
  Healthcare Equipment & Supplies
  Healthcare Providers & Services
  Hotels, Restaurants & Leisure
  Household Durables
  Household Products
  Industrial Conglomerates
  Insurance
  Internet & Catalog Retail
  Internet Software & Services
  IT Services
  Leisure Equipment & Products
  Machinery
  Marine
  Media
  Metals & Mining
  Office Electronics
  Oil & Gas
  Packaging and Containers
  Paper & Forest Products
  Personal Products
  Pharmaceuticals
  Real Estate
  Retail
  Road & Rail
  Software
  Specialty Retail
  Semiconducters and Semi Conducter Equipment
  Textiles, Apparel and Luxury Goods
  Thrift & Mortgage Finance
  Tobacco

  Trading Companies & Distributors
  Transportation and Infrastructure
  Transportation Utilities
  Water Utilities
  Wireless Telecommunication Services

        "SHORT-TERM MONEY MARKET INSTRUMENT" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term of maturity thereof is not in excess of 180 days:

        (i)    commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

        (ii)  demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

        (iii)  overnight funds;

        (iv)  U.S. Government Securities;

        (v)  Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA-from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes; and

        (vi)  Money Market Funds.

        "U.S. GOVERNMENT AGENCIES" means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association (FNMA) and the Farm Credit System.

        "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States Treasury Bills and U.S. Treasury Security Strips, provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

          (i)    If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

          (ii)  The trustee thereunder ("USGO Trustee") must have a first, perfected security interest in the underlying collateral;

          (iii)  The underlying collateral must be free and clear of third-party claims;

          (iv)  The underlying collateral must be registered in the name of the USGO Trustee;

          (v)  Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

          (vi)  Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

          (vii) Over-collateralization levels do not apply to zero-coupon Treasuries.

SECTION 5

Initial Rate Periods.

        The Initial Rate Period for shares of Series [    ] AMPS shall be the period from and including the Date of Original Issue thereof to but excluding                , 2003.

SECTION 6

Date for Purposes of the Definition of "Quarterly Valuation Date" Contained Under the Heading "Definitions" in this Statement.

        [                        ], 2003

SECTION 7

Dividend Payment Dates.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series [    ] AMPS, for the Initial Rate Period on                , 2003, and on each            thereafter.

SECTION 8

Amount for Purposes of Subparagraph (c) (i) of Section 5 of Part I of this Statement.

[    ]

 SECTION 9

Redemption Provisions Applicable to Initial Rate Periods.

        Not applicable.

 SECTION 10

Applicable Rate for Purposes of Subparagraph (b) (iii) of Section 3 of Part II of this Statement.

        For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to 80% of the Reference Rate.

SECTION 11

Certain Restrictions and Requirements

        "FITCH HEDGING TRANSACTIONS" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

        (a)  The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("closing transactions")) that would cause the Trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

        (b)  The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Trust at the time of such transaction to own or have sold:

            (i)  Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Trust and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P) or

          (ii)  Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (a) and (b), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

        (c)  The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.

        (d)  The Trust may not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

        "S&P HEDGING TRANSACTIONS" means purchases or sales of exchange-traded financial futures contracts based on any index approved by S&P or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by S&P or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by S&P or Treasury bonds ("S&P Hedging Transactions"), subject to the following limitations:

        (A)  for each net long or short position in S&P Hedging Transactions, the Trust will maintain in a segregated account with the Trust's custodian an amount of cash or readily marketable securities having a value, when added to any amounts on deposit with the Trust's futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Trust's potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the Commission or by interpretations of the Commission's staff;

        (B)  the Trust will not engage in any S&P Hedging Transaction which would cause the Trust at the time of such transaction to own or have sold the lesser of outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

        (C)  the Trust will engage in closing transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (1) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and (2) the Trust is required to pay variation margin on the second such Valuation Date;

        (D)  the Trust will engage in a closing transaction to close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms; and

        (E)  when the Trust writes a futures contract or option thereon, either the amount of margin posted by the Trust (in the case of a futures contract) or the marked-to-market value of the Trust's obligation (in the case of a put option written by the Trust) shall be treated as a liability of the Trust for purposes of calculating the Preferred Share Basic Maintenance Amount, or, in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security and the Trust does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset.

APPENDIX B

RATINGS OF INVESTMENTS

        Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

        An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

  •
  Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  •
  Nature of and provisions of the obligation; and

  •
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA	Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A
Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

        Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least

B-1

degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.
B
Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.
CCC
Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.
CC	Debt rated "CC" has a currently identifiable high vulnerability to default. It typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.
C
Debt rated "C" is currently vulnerable to nonpayment and is dependent upon business, financial and economic conditions for the obligor to meet its financial commitment or obligation. It typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI	The rating "CI" is reserved for income bonds on which no interest is being paid.
D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to

B-2

completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
*	Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.
NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

        An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

        Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

        Note rating symbols are as follows:

SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.
SP-3	Speculative capacity to pay principal and interest.

        A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

B-3

        Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B	Issues rated "B" are regarded as having only speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with currently high vulnerability for nonpayment.
D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

        A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

        Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

B-4

Baa
Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note:
Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

ShortTerm Loans

MIG 1/VMIG 1	This designation denotes superior credit quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.
MIG 4/VMIG 4
This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

B-5

Commercial Paper

        Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  —
  Leading market positions in well-established industries.

  —
  High rates of return on funds employed.

  —
  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  —
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  —
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Fitch, Inc.—A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade
AAA
Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA
Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

B-6

BBB
Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
BB
Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B
Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.
DDD, DD, and D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

        A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

B-7

Notes:

        "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

        "NR" indicates that Fitch does not rate the issuer or issue in question.

        "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

B-8

APPENDIX C
GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

        In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC"). Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

        The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

        The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

        The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

        Characteristics.    The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        Margin Requirements.    At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

        Limitations on Use of Futures and Options on Futures.    The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the Securities Exchange Commission, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

        Strategic Transactions present certain risks.    With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)	Financial Statements
Part A—Financial Highlights (unaudited).
Part B—Report of Independent Accountants.
Statement of Assets and Liabilities.
Statement of Operations.
Financial Statements (Unaudited)
(2)	Exhibits
	(a)	Amended and Restated Agreement and Declaration of Trust.(1)
	(b)	Amended and Restated By-Laws.(1)
	(c)	Inapplicable.
	(d)(1)	Statement of Preferences of Auction Market Preferred Shares.(4)
	(d)(2)	Form of Specimen Certificate.(5)
	(e)	Dividend Reinvestment Plan. (3)
	(f)	Inapplicable.
	(g)(1)	Investment Management Agreement. (3)
	(g)(2)	Sub-Investment Advisory Agreement. (3)
	(h)	Form of Underwriting Agreement.(5)
	(i)	Deferred Compensation Plan for Independent Trustees. (3)
	(j)	Custodian Agreement. (3)
	(k)(1)	Transfer Agency Agreement. (3)
	(k)(2)	Auction Agency Agreement.(5)
	(k)(3)	Broker-Dealer Agreement.(5)
	(k)(4)	Form of DTC Agreement.(5)
	(l)	Opinion and Consent of Counsel to the Trust.(5)
	(m)	Inapplicable.
	(n)	Consent of Independent Public Accountants.(5)
	(o)	Inapplicable.
	(p)	Initial Subscription Agreement. (3)
	(q)	Inapplicable.
	(r)(1)	Code of Ethics of Trust. (3)
	(r)(2)	Code of Ethics of Advisor and Sub-Advisor. (3)
	(r)(3)	Code of Ethics of J.J.B. Hilliard, W.L. Lyons, Inc. (3)
	(s)	Powers of Attorney(2)

Part C-1

(1)
Previously filed as an exhibit to PreEffective Amendment No. 1 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on January 15, 2002.

(2)
Previously filed as an exhibit to PreEffective Amendment No. 2 to the Trust's Registration Statement relating to the common shares on February 3, 2002.

(3)
Previously filed as an exhibit to PreEffective Amendment No. 3 to the Trust's Registration Statement relating to the common shares on February 25, 2002.

(4)
Incorporated by reference to Appendix A to the Statement of Additional Information.

(5)
Filed herewith.

Item 25. Marketing Arrangements

        Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment.

Item 26. Other Expenses of Issuance and Distribution

        The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	15,704
Rating fees	154,560
Printing (other than certificates)	60,000
Accounting fees and expenses	3,000
Legal fees and expenses	150,000
Miscellaneous	6,000
Total	389,263

Item 27. Persons Controlled by or under Common Control with the Registrant

        None.

Item 28. Number of Holders of Shares

As of February 18, 2003

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	1
Preferred Shares	0

Item 29. Indemnification

        Article V of the Registrant's Agreement and Declaration of Trust, as amended and restated, provides as follows:

        5.1    No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such

Part C-2

capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

        5.2    Mandatory Indemnification.    (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

        (b)  Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested NonParty Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

        (c)  The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written

Part C-3

affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested NonParty Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trialtype inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

        (d)  The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the ByLaws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

        (e)  Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

        5.3    No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

        5.4    No Duty of Investigation; Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

        5.5    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser

Part C-4

or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

        Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article b of the underwriting agreement to be attached as Exhibit (h).

Item 30. Business and Other Connections of Investment Advisor

        Not Applicable

Item 31. Location of Accounts and Records

        The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent and Dividend Disbursing Agent.

Item 32. Management Services

        Not Applicable

Item 33. Undertakings

        (1)  The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        (2)  Not applicable

        (3)  Not applicable

        (4)  Not applicable

        (5)  (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

        (b)  For the purpose of determining any liability under the Securities Act of 1933, each posteffective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6)  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

Part C-5

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of April, 2003.

/s/ ROBERT S. KAPITO Robert S. Kapito President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 21st day of April, 2003.

Name	Title
/s/ ROBERT S. KAPITO Robert S. Kapito	Trustee, President and Chief Executive Officer
/s/ HENRY GABBAY Henry Gabbay	Treasurer and Principal Financial Officer
* Andrew F. Brimmer	Trustee
* Richard E. Cavanagh	Trustee
* Kent Dixon	Trustee
* Frank J. Fabozzi	Trustee
* James Clayburn La Force, Jr.	Trustee
* Walter F. Mondale	Trustee
* Ralph L. Schlosstein	Trustee
*By:	/s/ ROBERT S. KAPITO Robert S. Kapito Attorney-in-fact

Part C-6

 INDEX TO EXHIBITS

(d)
(2)     Form of Specimen Certificate

(h)
Form of Underwriting Agreement

(k)
(2)     Auction Agency Agreement

(k)
(3)     Broker-Dealer Agreement

(k)
(4)     Form of DTC Agreement

(l)
Opinion and Consent of Counsel to the Trust

(n)
Consent of Independent Public Accountants

Part C-7

QuickLinks

BLACKROCK PREFERRED OPPORTUNITY TRUST CROSS REFERENCE SHEET Part A—Prospectus

PRIVACY PRINCIPLES OF THE TRUST
PROSPECTUS SUMMARY
FINANCIAL HIGHLIGHTS (Unaudited)
THE TRUST
USE OF PROCEEDS
CAPITALIZATION (Unaudited)
PORTFOLIO COMPOSITION
THE TRUST'S INVESTMENTS
DESCRIPTION OF BORROWINGS
INTEREST RATE TRANSACTIONS
RISKS
MANAGEMENT OF THE TRUST
DESCRIPTION OF AMPS
Applicable Percentage Payment Table
Reference Rate Table
"AA" Composite Commercial Paper Rate Table
THE AUCTION
DESCRIPTION OF COMMON SHARES
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
REPURCHASE OF COMMON SHARES
FEDERAL INCOME TAX MATTERS
UNDERWRITING
CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT
LEGAL OPINIONS
AVAILABLE INFORMATION
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
BlackRock Preferred Opportunity Trust STATEMENT OF ADDITIONAL INFORMATION

USE OF PROCEEDS
INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT POLICIES AND TECHNIQUES
OTHER INVESTMENT POLICIES AND TECHNIQUES
MANAGEMENT OF THE TRUST
PORTFOLIO TRANSACTIONS AND BROKERAGE
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS
DESCRIPTION OF COMMON SHARES
OTHER SHARES
REPURCHASE OF COMMON SHARES
U.S. FEDERAL INCOME TAX MATTERS
EXPERTS
ADDITIONAL INFORMATION
INDEPENDENT AUDITORS' REPORT
BLACKROCK PREFERRED OPPORTUNITY TRUST STATEMENT OF ASSETS AND LIABILITIES February 18, 2003
BLACKROCK PREFERRED OPPORTUNITY TRUST STATEMENT OF OPERATIONS For the period January 8, 2003 (date of inception) to February 18, 2003
BLACKROCK PREFERRED OPPORTUNITY TRUST STATEMENT OF CHANGES IN NET ASSETS For the period January 8, 2003 (date of inception) to February 18, 2003
BLACKROCK PREFERRED OPPORTUNITY TRUST NOTES TO FINANCIAL STATEMENTS
NOTES TO FINANCIAL STATEMENTS
BLACKROCK PREFERRED OPPORTUNITY TRUST STATEMENT OF ASSETS AND LIABILITIES April 3, 2003 (Unaudited)
BLACKROCK PREFERRED OPPORTUNITY TRUST STATEMENT OF OPERATIONS For the period February 28, 2003* (date of inception) through April 3, 2003 (Unaudited)
BLACKROCK PREFERRED OPPORTUNITY TRUST STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
BLACKROCK PREFERRED OPPORTUNITY TRUST STATEMENT OF CASH FLOWS For the period February 28, 2003* through April 3, 2003 (Unaudited)
BLACKROCK PREFERRED OPPORTUNITY TRUST NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
APPENDIX A

DEFINITIONS
PART I.
PART II.
BLACKROCK PREFERRED OPPORTUNITY TRUST APPENDIX A SECTION 1
SECTION 2
SECTION 3
SECTION 4
RATING CATEGORY
SECTION 5
SECTION 6
SECTION 7
SECTION 8
SECTION 9
SECTION 10
SECTION 11
APPENDIX B RATINGS OF INVESTMENTS
PART C OTHER INFORMATION
SIGNATURES
INDEX TO EXHIBITS